Exhibit 10.23
SECOND AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT AND JOINDER AGREEMENT
     This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER AGREEMENT (this “Amendment”), dated as of July 25, 2005, is by and among:
A.	EQUITY BROADCASTING CORPORATION, an Arkansas corporation, ARKANSAS 49, INC., an Arkansas corporation, BORGER BROADCASTING, INC., a Nevada corporation, DENVER BROADCASTING, INC., an Arkansas corporation, EBC HARRISON, INC., an Arkansas corporation, EBC PANAMA CITY, INC., an Arkansas corporation, EBC POCATELLO, INC., a Nevada corporation, EBC SCOTTSBLUFF, INC., an Arkansas corporation, EBC ST. LOUIS, INC., an Arkansas corporation, FORT SMITH 46, INC., a Nevada corporation, HISPANIC NEWS NETWORK, INC., an Arkansas corporation, LA GRANDE BROADCASTING, INC., an Arkansas corporation, LOGAN 12, INC., an Arkansas corporation, MARQUETTE BROADCASTING, INC., a Nevada corporation, MONTGOMERY 22, INC., an Arkansas corporation, NEVADA CHANNEL 3, INC., an Arkansas corporation, NEWMONT BROADCASTING CORPORATION, an Arkansas corporation, PRICE BROADCASTING, INC., a Nevada corporation, PULLMAN BROADCASTING INC., an Arkansas corporation, REP PLUS, INC., an Arkansas corporation, RIVER CITY BROADCASTING, INC., an Arkansas corporation, ROSEBURG BROADCASTING, INC., a Nevada corporation, SHAWNEE BROADCASTING, INC., an Arkansas corporation, TV 34, INC., an Arkansas corporation, VERNAL BROADCASTING, INC., a Nevada corporation, WOODWARD BROADCASTING, INC., a Nevada corporation, WYOMING CHANNEL 2, INC., a Nevada corporation, EBC MINNEAPOLIS, INC., an Arkansas corporation, EBC DETROIT, INC., an Arkansas corporation, EBC BUFFALO, INC., an Arkansas corporation, and EBC WATERLOO, INC., an Arkansas corporation (together, the “Original Borrowers” and individually, an “Original Borrower”);

B.	FIELD POINT I, LTD., a Cayman Islands limited liability company formerly known as Silver Point Onshore CDO, LLC, as assignee of SPCP Group, L.L.C., FIELD POINT II, LTD., a Cayman Islands limited liability company formerly known as Silver Point Offshore CDO, LLC, as assignee of SPCP Group, L.L.C., SPF CDO I, LLC, a Delaware limited liability company, as assignee of SPCP Group III, L.L.C., and WELLS FARGO FOOTHILL, INC., a California corporation, as lenders (together, “Lenders”);

C.	SILVER POINT FINANCE, LLC, as Administrative Agent and Documentation Agent for the Lenders (in such capacities, “Administrative Agent”);
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D.	WELLS FARGO FOOTHILL, INC., as Collateral Agent for the Lenders (in such capacity, “Collateral Agent”); and

E.	EBC ATLANTA, INC., an Arkansas corporation, EBC SEATTLE, INC., an Arkansas corporation, EBC KANSAS CITY, INC., an Arkansas corporation, EBC SYRACUSE, INC., an Arkansas corporation, NEVADA CHANNEL 6, INC., an Arkansas corporation, EBC PROVO, INC., an Arkansas corporation, EBC SOUTHWEST FLORIDA, INC., an Arkansas corporation, EBC LOS ANGELES, INC., an Arkansas corporation, EBC BOISE, INC., an Arkansas corporation, and SKYPORT SERVICES, INC., an Arkansas corporation, (together, the “New Borrowers” and together with the Original Borrowers, the “Borrowers”).
RECITALS
     A. Each of the Original Borrowers, the Collateral Agent, the Administrative Agent, and the Lenders are parties to a Second Amended and Restated Credit Agreement dated as of June 29, 2004 (as amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”), as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of June 29, 2004, among the Original Borrowers (other than EBC Waterloo, Inc.), the Collateral Agent, the Administrative Agent, and the Lenders, and as supplemented by that certain Joinder Agreement, dated as of September 3, 2004, executed by EBC Waterloo, Inc., the other Original Borrowers, the Administrative Agent, Collateral Agent and Lenders. Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.
     B. Certain of the Original Borrowers and the Collateral Agent are parties to several Security and Pledge Agreements dated as of June 29, 2004, and EBC Waterloo, Inc., and the Collateral Agent are parties to Security and Pledge Agreement, dated as of September 3, 2004 (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, collectively, the “Security Agreements”), pursuant to which the Original Borrowers granted to the Collateral Agent, for the benefit of the Lenders, the liens and security interests described therein.
     C. The Original Borrowers, the Collateral Agent, the Administrative Agent, and the Lenders are also parties to an Amended and Restated Affiliate Subordination Agreement dated as of June 29, 2004 (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the “Subordination Agreement”), providing that all Subordinated Indebtedness (as defined in the Subordination Agreement) shall at all times be subordinate and junior to all Senior Indebtedness (as defined in the Subordination Agreement) to the extent and in the manner set forth therein.
     D. It is a condition to the Lenders’ willingness to continue to provide to the Original Borrowers the financing contemplated by the Credit Agreement that each of the New Borrowers shall agree to (i) become a party to, and a Borrower under, the Credit Agreement for all
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purposes, (ii) grant to the Collateral Agent the liens and security interests for the benefit of the Lenders contemplated thereby by executing a Security Agreement in the form provided by Collateral Agent; and (iii) become a party, as a Borrower, to the Subordination Agreement.
     E. Borrowers desire, among other things, to increase the Aggregate Revolving Credit Commitments (as defined in the Credit Agreement) to $25,500,000, and to increase the Aggregate Term Loan Commitments (as defined in the Credit Agreement) to $29,500,000.
     F. The Lenders are willing to increase the Aggregate Term Loan Commitments and the Aggregate Revolving Credit Commitments subject to the terms and conditions of the Credit Agreement, as amended by this Amendment.
     G. The parties hereto desire to amend the Credit Agreement as hereinafter provided.
     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:
     1. Definitions.
     (a) The following definitions are added to Section 1.01 (“Definitions”) of the Credit Agreement in appropriate alphabetical order:
“Aggregate Term Loan A Commitments: Twenty Million Dollars ($20,000,000).
“Aggregate Term Loan B Commitments: Nine Million Five Hundred Thousand Dollars ($9,500,000).
“Perfection Requirements: (i) All of the Liens in favor of the Collateral Agent, for the benefit of the Lenders, in all of the Collateral owned by any of the New Borrowers shall have attached and been perfected, except to the extent waived by the Collateral Agent and Administrative Agent, (ii) the priority of all Liens on real property owned or leased by any New Borrower shall have been preserved by execution and filing, if applicable, of fully executed deeds of trust, mortgages, collateral assignments of lease, leasehold deeds of trust or leasehold mortgages, in each case in form and substance satisfactory to Collateral Agent, and (iii) Borrowers shall have delivered to Collateral Agent evidence, reasonably satisfactory to Collateral Agent, that Borrowers have used their best efforts to deliver fully executed landlord waivers and consents, in form and substance satisfactory to Collateral Agent, for all real property leased or subleased by any New Borrower as lessee or sublessee.
“Second Amendment and Joinder Agreement: Second Amendment to Amended and Restated Credit Agreement and Joinder Agreement, dated as of July 25, 2005, among Borrowers, Lenders, Collateral Agent and Administrative Agent.
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“Second Amendment Effective Date: July 25, 2005.
“Term Loan A Commitment: With respect to each Term Loan Lender, the commitment of such Term Loan Lender to make Term Loans A. The amount of each Term Loan Lender’s Term Loan A Commitments is set forth in Schedule 2.01.
“Term Loan A Lenders: Lenders holding Term Loan A Notes.
“Term Loan A Notes: the meaning specified in Section 2.01(c)(iii).
“Term Loans A: Loans made by Term Loan Lenders to Borrower pursuant to Section 2.01(c)(i).
“Term Loan B Lenders: Lenders holding Term Loan B Notes.
“Term Loan B Notes: the meaning specified in Section 2.01(c)(iii).
“Term Loan B Commitment Period: the period from and including the Second Amendment Effective Date up to, but not including, the earlier of (a) the Maturity Date and (b) the date of the termination of the Term Loan B Commitments set forth in Section 2.01(c)(v).
“Term Loan B Commitment: With respect to each Term Loan Lender, the commitment of such Term Loan Lender to make Term Loans B. The initial amount of each Term Loan Lender’s Term Loan B Commitment is set forth in Schedule 2.01.
“Term Loan B Funding Dates: Each date designated by Borrower in a notice to Collateral Agent, which date shall not be earlier than five Business Days after the date of sending such notice, nor later than the last day of the Term Loan B Commitment Period.
“Term Loans B: Loans made by Term Loan Lenders to Borrower pursuant to Section 2.01(c)(ii).”
     (b) The following definitions appearing in Section 1.01 (“Definitions”) of the Credit Agreement are hereby amended and restated to read in their entirety as follows:
“Aggregate Revolving Credit Commitments: an amount calculated from time to time as Twenty-Five Million Five Hundred Thousand Dollars ($25,500,000), as reduced from time to time by aggregate reductions, if any, in the Revolving Credit Commitments, from time to time, pursuant to Section 2.05.
“Aggregate Term Loan Commitments: an amount calculated from time to time as Twenty-Nine Million Five Hundred Thousand Dollars ($29,500,000), as reduced from time to time by aggregate reductions, if any, in the Term Loan Commitments, from time to time, pursuant to Section 2.01(c)(5).
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“EBITDA: for any fiscal period, Net Income of a Person or a Station (as applicable) for such period, after restoring thereto (without duplication) amounts deducted in the computation thereof for (a) depreciation, (b) amortization (including, without limitation, amortization of Programming Payments), (c) Interest Expense, (d) other non-cash expenses determined in accordance with GAAP, (e) taxes in respect of income and profits expensed during such period, (f) Transaction Costs for such period, (g) Trade expense, (h) extraordinary losses charged to Net Income for such period, and (i) Corporate Overhead payments to the extent such payments were funded solely from cash equity contributions; minus (v) Programming Payments, (w) extraordinary and non-cash gains included in Net Income for such period, (x) management fees paid to the extent such fees are not deducted in calculating Net Income, (y) Trade revenue, and (z) income not directly derived from the operation of the Stations (including interest income). For the purposes of the financial covenants in Sections 5.01 through 5.06, EBITDA shall be determined on a pro forma basis after giving effect to those Acquisitions listed on Schedule 5.06 made by the Borrowers at any time during the applicable fiscal period, and after giving effect to those Dispositions listed on Schedule 5.06 made by the Borrowers at any time during the applicable fiscal period, in each case as if such Acquisition or Disposition had occurred at the beginning of such fiscal period and EBITDA shall be determined without regard to any gains or losses from any Dispositions other than those listed on Schedule 5.06.
“Maturity Date: June 28, 2010, or such earlier date as the Obligations shall be declared to be due and payable in full by reason of the occurrence of an Event of Default.
“Term Loans: Term Loans A and Term Loans B.”
2. Article II (“General Terms”) Amendment.
     (a) Sections 2.01(c) of the Credit Agreement is hereby amended to read in its entirety as follows:
     “(c) Term Loan Facilities. (i) Subject to the terms and conditions contained in this Agreement, each Term Loan Lender (or its predecessor-in-interest) made a loan (collectively, the “Term Loans A”) to Borrowers on the Closing Date in a principal amount equal to the amount of such Lender’s Term Loan A Commitment.
     (ii) Subject to the terms and conditions contained in this Agreement, each Term Loan Lender agrees to make one or more loans pursuant to this Section 2.01(c)(ii) (collectively, the “Term Loans B”) to Borrowers on the applicable Term Loan B Funding Date in an aggregate principal amount which does not exceed the amount of such Lender’s Term Loan B Commitment; provided, however, that:
     (A) Term Loan Lenders shall have no obligation to make any Term Loan B if, after giving effect to any such Term Loan B, the sum of the aggregate amount of the Term Loans B then outstanding plus the amount of the requested
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Term Loans B would exceed the Aggregate Term Loan B Commitments then in effect; and
     (B) the sum of (1) the aggregate then outstanding principal amount of all Term Loans, (2) the then outstanding unpaid principal balance of Revolving Credit Loans (after deducting therefrom the amount to be paid on such Term Loan B Funding Date from the proceeds of the requested Term Loans B), (3) the Letter of Credit Usage, and (4) all other Senior Debt then outstanding, shall not exceed the lesser of (x) forty-five percent (45%) of the Compressed Sale Value of Stations, and (y) Seventy Million Dollars ($70,000,000); and
     (C) the sum of (1) the aggregate then outstanding principal amount of all Term Loans, (2) the then outstanding unpaid principal balance of Revolving Credit Loans (after deducting therefrom the amount to be paid on such Term Loan B Funding Date from the proceeds of the requested Term Loans B), and (3) the Letter of Credit Usage, shall not exceed forty-five percent (45%) of the Compressed Sale Value of Eligible Stations.
     (iii) The borrowings under this Section 2.01(c) shall be evidenced by Borrowers’ Secured Promissory Notes issued to the respective Term Loan Lenders (together with any additional Secured Promissory Notes issued to assignee(s) of the Term Loan Lenders under Article XII or otherwise issued in addition thereto, in substitution therefor or amendment or replacement thereof, collectively the “Term Notes”), such Term Notes with respect to Term Loans A to be in the form of Exhibit B-l (the “Term Loan A Notes”) attached hereto and with respect to Term Loans B to be in the form of Exhibit B-2 (the “Term Loan B Notes”) attached hereto.
     (iv) Borrowers may borrow (A) Term Loans A on the Closing Date under this Section 2.01(c) within the limits of the Aggregate Term Loan A Commitments, and (B) Term Loans B on the Term Loan B Funding Dates under this Section 2.01(c) within the limits of the Aggregate Term Loan B Commitments and solely for the purposes set forth On Schedule 2.17 of this Agreement; provided, however, that Borrowers shall not have the right to re-borrow principal amounts repaid or prepaid in respect to the Term Loans. Interest on the Term Loans shall be paid as required under Section 2.02 and under Section 2.05 in connection with all mandatory and voluntary prepayments of the Term Loans.
     (v) The Term Loan A Commitments expired at the close of business on the Closing Date. The Term Loan B Commitments shall expire on the date that is 18 months after the Second Amendment Effective Date.”
     (b) Sections 2.02(b) and 2.02(c) of the Credit Agreement are hereby amended to read in their entirety as follows:
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     “(b) Determination of Interest Rate for Loans. Except as hereinafter provided, the interest rate charged by the Lenders in respect to the Loans shall be (1) the applicable LIBOR Rate for the Interest Period designated by Borrower pursuant to a Loan Request or a Notice of Conversion or Continuation effective on the first day of such Interest Period, plus seven percent (7.00%), or (2) if such LIBOR Rate is not available or published, or at Borrowers’ option, the Base Rate, or (3) if Collateral Agent has not received a Notice of Conversion or Continuation at least three Business Days prior to the end of an Interest Period for any portion of the Loans, then at the Base Rate from and after the end of such Interest Period for such portion of the Loans.
     “(c) Choosing Interest Rate Basis and Interest Period.
     (i) At least three (3) Business Days prior to the last day of each Interest Period for each LIBOR Loan, Borrower Representative shall give the Collateral Agent a Notice of Conversion or Continuation specifying whether all or a portion of such LIBOR Loan (1) is to be Continued in whole or in part as to one or more LIBOR Loans (and such Notice shall set forth the applicable duration of the next Interest Period as one (1), three (3) or six (6) months), (2) is to be Converted in whole or in part into a Base Rate Loan, or (3) is to be repaid. The failure to give such notice shall be deemed to constitute a request by Borrowers on the last day of the applicable Interest Period to Convert such Loan to a Base Rate Loan. Upon the last day of such Interest Period, such LIBOR Loan will, subject to the provisions hereof, be so Continued, Converted or repaid, as set forth in such Notice or, if no notice is given, as provided herein.
     (ii) With respect to a Base Rate Loan, such Loan shall continue to bear interest at the Base Rate unless and until Borrowers request that such Loan be Converted into a LIBOR Loan as follows. Borrowers may give Collateral Agent three (3) Business Days’ prior written notice in the form of a Notice of Conversion or Continuation specifying that all or a portion of such Base Rate Loan is to be Converted in whole or in part into a LIBOR Loan pursuant to the terms hereof, and the applicable Interest Period (and such Notice shall set forth the applicable duration of such Interest Period as one (1), three (3) or six (6) months). Upon the date set forth in such Notice, such Base Rate Loan will, subject to the provisions hereof, be Converted into a LIBOR Loan with an initial Interest Period as set forth in such Notice.”
     (c) Section 2.05(d) of the Credit Agreement is hereby amended to read in its entirety as follows:
     “(d) Early Termination Fees. In the event of any prepayment or repayment of a Loan made with proceeds of any Disposition, sale of Equity Securities or refinancing with any lender other than the Lender receiving such prepayment or repayment, prior to the dates set forth below, Borrower shall pay to Collateral Agent for the ratable benefit of Lender or Lenders entitled to such Early Termination Fee a fee (the “Early Termination Fee” calculated as a percentage of the principal amount so paid or prepaid to such Lenders for the corresponding period as follows:
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The Percentage Used to Calculate
If prepayment or payment occurs:	the Early Termination Fee shall be:
Prior to the date that is 12 months after the Closing Date	8.00%

On or after the date that is 12 months after the Closing Date, but prior to the date that is 24 months after the Closing Date:	6.50%

On or after the date that is 24 months after the Closing Date, but prior to the date that is 36 months after the Closing Date:	4.25%

On or after the date that is 36 months after the Closing Date, but prior to the date that is 48 months after the Closing Date:	2.25%

On or after the date that is 48 months after the Closing Date, but prior to the date which is 66 months after the Closing Date:	1.50%

On or after the date which is 66 months after the Closing Date:	0.00%
     Notwithstanding the foregoing provisions of this Section 2.05(d), no Early Termination Fee shall be payable (a) in connection with any prepayment or repayment from proceeds of a refinancing to any Lender participating in such refinancing, or (b) in respect to any mandatory prepayment of Loans made pursuant to Section 2.05(b); provided, however, that if the Lenders waive any mandatory prepayment under Section 2.05(b) in connection with any mandatory prepayment event described in Section 2.05(b), any voluntary prepayment of such sums by Borrowers (exclusive, however, of temporary prepayments of the Revolving Credit Loans pending Borrowers’ election to reinvest proceeds as permitted by this Agreement) shall be subject to the payment of the Early Termination Fee.”
     (d) Section 2.06 of the Credit Agreement is hereby amended to add new Clauses (g), (h), and (i) are hereby added to the Credit Agreement to read in their entirety as follows:
     “(g) Unused Term Loans B Commitment Fee. Borrowers agree jointly and severally to pay to Collateral Agent, for the ratable account of each Term Loan B Lender, from the Second Amendment Effective Date through the Term Loan B Commitment Period, non-refundable fees payable monthly in arrears on each Monthly Payment Date, commencing August 1, 2005, without setoff, deduction or counterclaim, with a final
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payment on the date of the termination of the Term Loan B Commitment Period, in the amount equal to one-eighth of one percent (0.125%) per annum (computed on the basis of the actual number of days elapsed over a 360-day year) times the result of (A) the average daily Term Loan B Commitments during the immediately preceding month, less (ii) the average Daily Balance of Term Loans B that were outstanding during the immediately preceding month.
     “(h) Perfection Fees. In the event that Borrowers fail to satisfy any of the Perfection Requirements within 60 days after the Second Amendment Effective Date, the Borrowers agree jointly and severally to pay to Collateral Agent, for the ratable account of each Lender, a non-refundable fee in the amount of $550,000 on such date. In the event that the Borrowers fail to satisfy any of the Perfection Requirements within 120 days after the Second Amendment Effective Date, the Borrowers agree jointly and severally to pay to Collateral Agent, for the ratable account of each Lender, an additional non-refundable fee in the amount of $550,000 on such date.
     “(i) Non-Notification Fees. In the event that Borrowers fail to comply with the terms and conditions of Section 7.04(b) of this Agreement in connection with any Acquisition for which the aggregate consideration has a value greater than $1,000,000, Borrowers agree jointly and severally to pay to Collateral Agent, for the ratable account of each Lender, a non-refundable fee in the amount of $100,000, due and payable immediately upon delivery by the Collateral Agent or the Administrative Agent of demand for payment of such fee.”
     3. Article V (“Financial Covenants”) Amendments. Sections 5.06 and 5.07 of the Credit Agreement are hereby amended to read in their entirety as follows:
     “Section 5.06. Minimum Revenues and EBITDA. For each twelve-month period ending on the last day of each Fiscal Quarter indicated below, earn minimum consolidated revenues from business operations and minimum consolidated EBITDA of not less than the respective amounts set forth below:

For the twelve-month	Minimum Revenues to	Minimum EBITDA to
period ending on:	be not less than:	be not less than:
June 30, 2005	$23,250,000	$3,000,000
September 30,2005	$23,250,000	$(2,745,000)
December 31, 2005	$23,150,000	$(4,800,000)
March 31, 2006	$22,190,000	$(6,060,000)
June 30, 2006	$24,540,000	$(4,670,000)
September 30, 2006	$26,710,000	$(2,100,000)
December 31, 2006	$29,130,000	$5,500,000
March 31, 2007	$31,130,000	$8,500,000
June 30, 2007	$33,680,000	$9,350,000
September 30, 2007	$36,670,000	$10,000,000
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For the twelve-month	Minimum Revenues to	Minimum EBITDA to
period ending on:	be not less than:	be not less than:
December 31, 2007	$40,220,000	$5,250,000
March 31, 2008	$42,600,000	$6,250,000
June 30, 2008	$45,640,000	$7,750,000
September 30, 2008	$49,210,000	$11,500,000
December 31, 2008	$53,440,000	$16,750,000
March 31, 2009	$56,080,000	$17,250,000
June 30, 2009	$59,460,000	$19,750,000
September 30, 2009	$63,430,000	$22,100,000
December 31, 2009	$68,140,000	$27,000,000
March 31, 2010	$70,920,000	$27,750,000
June 30, 2010	$74,470,000	$28,750,000
     “Section 5.07. Minimum Availability. Maintain at all times Availability in an amount equal to or greater than the greater of (i) Two Million Five Hundred Thousand Dollars ($2,500,000), and (ii) the lesser of (A) Five Million Dollars ($5,000,000) and (B) twelve and one-half percent (12.50%) of the sum of the then applicable Aggregate Revolving Credit Commitments plus the then unpaid principal balance of the Term Loans; provided, however, that Lenders agree to delete the covenant contained in this Section 5.07 from this Agreement upon receipt of Borrowers’ consolidated financial statements confirming that Borrowers’ consolidated EBITDA for the trailing twelvemonth period covered by such financial statements, exclusive, however, of any gains from Dispositions, is greater than $6,500,000, and no Default or Event of Default then exists.”
     4. Article VII (“Negative Covenants”) Amendments. Section 7.15 is hereby added to the Credit Agreement to read in its entirety as follows:
     “Section 7.15. Deposit Account Maintenance. Maintain at any time funds in any deposit account that is not covered by a control agreement executed by the depository bank with which such account is maintained, the named account holder and the Collateral Agent, except (i) payroll accounts holding funds to be distributed in full in accordance with payroll distribution instructions, (ii) accounts with trust funds payable to the Internal Revenue Service on account of payroll taxes relating to the operations of Borrowers, and (III) in addition to the accounts described in the foregoing clauses (i) and (ii), any single account with funds not in excess of $25,000, so long as the aggregate funds in all accounts of EBC and its Subsidiaries not covered by a control agreement and not described in clauses (i) or (ii) hereof does not exceed $100,000.”
     5. Article VIII (“Defaults”) Amendment. The word “or” is hereby inserted at the end of paragraph (v) of Article VII (“Defaults”) of the Credit Agreement and a new paragraph (w) is hereby added to Article VII (“Defaults”) of the Credit Agreement to read in its entirety as follows:
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     “(w) failure to comply with any of the Perfection Requirements within 180 days after the Second Amendment Effective Date;”
     6. Schedules to Credit Agreement. Schedules 1.01, 2.01, 2.17, 4.02, 4.07, 4.09, 4.10, 4.16, 4.19, and 7.01 of the Credit Agreement are hereby replaced by the Schedules attached hereto and made a part hereof and Exhibit B-l, Exhibit B-2 and Schedule 5.06 in the forms attached hereto are hereby added to the Credit Agreement and made a part thereof.
     7. Joinder. Each of the New Borrowers hereby, jointly and severally with the other Borrowers, assumes payment and performance of all Obligations and agrees to be bound by all of the liabilities and obligations which bind the Borrowers under the Credit Agreement, as amended hereby, and other Loan Documents, whether now existing or hereafter arising and whether or not currently contemplated, and agrees fully, completely and timely to perform, comply with and discharge each and all of the covenants, promises, obligations, duties and liabilities of the Borrowers under the Credit Agreement, as amended hereby. Therefore, each of the New Borrowers hereby joins in the execution of and agrees to be bound by, and is hereby deemed a “Borrower” under and party to, (i) the Credit Agreement, as amended hereby, and all “Notes” as defined in the Credit Agreement, as amended hereby, as one of the “Borrowers” thereunder for all purposes thereof, and in furtherance of and not in limitation of the foregoing, hereby jointly and severally with the other “Borrowers” thereunder unconditionally and irrevocably assumes the due and punctual payment and performance by the Borrowers of all of their indebtedness, liabilities and obligations to the Lenders and the Collateral Agent under the Credit Agreement, as amended hereby, and such Notes as if it were an original signatory thereof; and (ii) the Subordination Agreement as one of the “Borrowers” and “Subordinated Lenders” thereunder for all purposes thereof and in accordance with the terms and conditions set forth therein.
     8. Grant of Security Interest by the New Borrowers. In order to secure the performance of the Obligations, each of the New Borrowers hereby agrees to execute and deliver to the Collateral Agent for the Lender’s benefit a Security Agreement and all other Security Documents required by the Credit Agreement, as amended hereby.
     9. Representations and Warranties of the New Borrowers. Each of the New Borrowers hereby represents and warrants to and with the Collateral Agent, the Administrative Agent, and the Lenders as follows:
     (a) Such New Borrower has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to fulfill its obligations under, and consummate the transactions contemplated by, the Credit Agreement, the Notes and the Subordination Agreement, as each is amended by this Amendment.
     (b) The making and performance by such New Borrower of this Amendment and all agreements contemplated hereby do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to such New Borrower.
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     (c) This Amendment and all agreements contemplated hereby have been duly executed and delivered by such New Borrower and constitute the legal, valid and binding obligations of such New Borrower, enforceable against it in accordance with its terms.
     (d) All approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of the obligations of such New Borrower under the Credit Agreement, the Notes and the Subordination Agreement, as each is amended by this Amendment and all agreements contemplated hereby have been obtained.
     10. Notices. Notices shall be given to the New Borrower at Equity Broadcasting Corporation’s address, as set forth in the Credit Agreement, as amended hereby.
     11. Representations and Warranties of the Borrowers.
     Each Borrower hereby represents and warrants to, and agrees with, the Collateral Agent, the Administrative Agent, and the Lenders as set forth below. Such representations and warranties shall survive the making of the Loans.
     (a) Each representation and warranty set forth in Article IV of the Credit Agreement is hereby restated and affirmed as true and correct as of the date hereof (except to the extent that any such representations or warranties relate to an earlier specific date or dates).
     (b) The execution and delivery of, and performance by the Borrowers of their obligations under, the Credit Agreement, the Notes and the Subordination Agreement, as each is amended by this Amendment have been duly authorized by all requisite corporate action and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, including without limitation the Organizational Documents of any of the Borrowers, or any indenture, agreement or other instrument to which any Borrower is a party, or by which any Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of such Borrower pursuant to, any such indenture, agreement or instrument.
     (c) The Borrowers have delivered to the Collateral Agent true and complete copies of all such corporate and other resolutions as were necessary to authorize the execution, delivery and performance of this Amendment and the transactions contemplated therein by the Borrowers, each certified by the appropriate secretary or other officer. Each of this Amendment and the Security Documents constitutes the valid and binding obligation of each Borrower which is party thereto, enforceable against such Borrower in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.
Second Amendment To Amended And Restated
Credit Agreement And Joinder Agreement- Page 12

     (d) Except for filings and recordings required under Section 2.16 of the Credit Agreement and except as set forth on Schedule 4.04 of the Credit Agreement, no Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment and the transactions contemplated thereby, except any such which have been obtained or made.
     (e) As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.
     (f) Except as set forth on the Second Amendment Schedule attached hereto, upon execution hereof, (i) each Person controlled by EBC or in which EBC owns a majority interest is a Borrower under the Credit Agreement, (ii) EBC has granted to Collateral Agent a security interest in, and delivered to the Collateral Agent each certificate evidencing an ownership interest in, each Person in which EBC has any ownership interest, (iii) EBC has granted to Collateral Agent a security interest in each broadcasting license owned by EBC, (iv) each of the Borrowers (other than EBC) has granted to Collateral Agent a security interest in all assets now owned or hereafter acquired by such Borrower, including, without limitation, all broadcasting licenses and permits held by such Borrower, and (v) each of the Borrowers has delivered to the Collateral Agent for each deposit account maintained by such Borrower an agreement, in the form provided by the Collateral Agent, executed by such Borrower and the depository bank for such deposit account, whereby such depository bank agrees to comply with instructions originated by the Collateral Agent directing disposition of the funds in such deposit account without further consent by such Borrower.
     12. No Further Amendments. Except for the amendments set forth herein or otherwise set forth in any agreement signed by the Lenders and dated the date hereof, the Credit Agreement and the Loan Documents shall remain unchanged and in full force and effect.
     13. References in Security Documents.
     All references to the “Credit Agreement” in all Security Documents and in any other documents or agreements by and between the Borrowers and their respective Affiliates, and each of them, and the Lenders and/or the Collateral Agent and/or the Administrative Agent shall from and after the effective date hereof refer to the Credit Agreement, as amended hereby, and all obligations of the Borrowers under the Credit Agreement, as amended hereby, shall be secured by and be entitled to the benefits of said Security Documents and such other documents and agreements. All Security Documents heretofore executed by the Borrowers and each of them shall remain in full force and effect to secure the Notes (as defined therein), and such Security Documents, as amended hereby, are hereby ratified and affirmed.
     14. Further Agreements.
     (a) Each Borrower hereby acknowledges and confirms that it does not have any grounds and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim
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arising under or with respect to) the Credit Agreement, as amended hereby, the Security Documents or any of the other Loan Documents, any document, instrument or agreement relating to any of the foregoing, any of the Indebtedness, covenants, promises, agreements, obligations, duties or liabilities thereunder, or the status of any thereof as legal, valid and binding obligations enforceable in accordance with their respective terms, and, to the best of its knowledge, it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders, the Collateral Agent, and the Administrative Agent, and their respective parents, subsidiaries, affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the “Noteholder Parties”), from and against, and agree not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Noteholder Parties, or any of them, prior to or as of the date of this Amendment for, upon, or by reason of, any matter, cause or thing whatsoever, arising out of, or relating to, the Credit Agreement, as amended hereby, the Security Documents, the Loan Documents or other any document, instrument or agreement relating to any of the foregoing (including, without limitation, any payment, performance, validity or enforceability of any or all of the indebtedness, covenants, promises, agreements, provisions, rights, remedies, obligations, duties and liabilities thereunder) or any transaction relating to any of the foregoing, or any or all actions, courses of conduct or other matters in any manner whatsoever relating to or otherwise connected with any of the foregoing.
     (b) Each of the Borrowers agrees that:
     (i) Each of the Security Agreements to which it is a party remains in full force and effect and continues to be the legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.
     (ii) In any of the Security Documents, from and after the date hereof, (i) all references to “Obligations”, or any other term or provision intended to define the indebtedness or obligations owed to Lenders secured by such Security Document, include the Obligations as defined in the Credit Agreement as amended hereby; and (ii) all references to the Credit Agreement constitute references to the Credit Agreement as amended hereby.
     (iii) that the liens and security interests in favor of the Lenders and the Collateral Agent for the benefit of the Lenders are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions
Second Amendment To Amended And Restated
Credit Agreement And Joinder Agreement- Page 14

approved by the Collateral Agent in writing or as otherwise permitted under the Credit Agreement as amended hereby.
     (c) Each Borrower acknowledges and agrees that pursuant to the Act and FCC Rules, the Borrowers are required to file a copy of this Amendment with the FCC and that the Borrowers shall timely file, in accordance with the Act and FCC Rules, a copy of this Amendment and any other documents or instruments as may be required or appropriate in connection herewith.
     15. Conditions.
     The effectiveness of this Amendment is subject to satisfaction of the following conditions:
     (a) The Borrowers shall have executed and delivered to the Collateral Agent (or shall have caused to be executed and delivered to the Collateral Agent by the appropriate Persons), the following, in each case in form and substance satisfactory to the Collateral Agent:
     (i) a Secured Promissory Note payable to the order of each of the Lenders, in the original principal amount equal to such Lender’s Term Loan B Commitment; an amended and restated Secured Promissory Note payable to the order of each of the Lenders, in the original principal amount equal to such Lender’s Term Loan A Commitment; and an amended and restated Secured Promissory Note payable to the order of each of the Lenders, in the original principal amount equal to such Lender’s Revolving Credit Commitment;
     (ii) an amendment to the Subordination Agreement acknowledging and permitting the increased Aggregate Revolving Credit Commitments and the increased Aggregate Term Loam Commitments;
     (iii) All of the Security Documents, including without limitation, Uniform Commercial Code Financing Statements and Termination Statements, control agreements from depository institutions, amendments to the pledge agreement from EBC to cover the ownership interests of each New Borrower and delivery of all certificates evidencing ownership interests of each New Borrower and all mortgages, deeds of trusts and amendments thereto, lessor consents and waivers and related title insurance policies, if any, required by Collateral Agent or its counsel, in connection with New Borrowers’ compliance with the provisions of Section 2.16 of the Credit Agreement, as amended hereby, to the extent not previously delivered to Collateral Agent;
     (iv) Certified copies (attached as required in Part A of the form attached as Schedule 3.01 to the Credit Agreement) of all corporate or other action taken by each New Borrower and the Equity Holders of each New Borrower authorizing the execution and delivery of the Notes to which it is a party (including all resolutions authorizing the execution, delivery and performance of this Amendment by such New Borrower and the
Second Amendment To Amended And Restated
Credit Agreement And Joinder Agreement- Page 15

transactions contemplated hereby, the incurrence of the Obligations and the granting of the Liens contemplated by the Loan Documents to which it is a party, to the extent required by the Organizational Documents applicable thereto) which have been properly adopted and have not been modified or amended;
     (v) A copy of the Organizational Documents of each New Borrower, with any amendments thereto, certified by a Duly Authorized Officer of such New Borrower (attached as required in Part A of the form attached as Schedule 3.01 to the Credit Agreement);
     (vi) The names, true signatures and incumbency of all Duly Authorized Officers of each New Borrower which is party to a Loan Document;
     (vii) For each New Borrower, certificates of legal existence and good standing (and, if available, tax matters) issued as of a reasonably recent date by the Secretary of State of such New Borrower’s state of formation or organization and of any other state in which such New Borrower is authorized or qualified to transact business or in which any Collateral owned by such New Borrower is located;
     (viii) True and correct copies of all Licenses, and all other material governmental licenses, franchises and permits, all material FCC Consents, Final Orders and other third party consents and all other material leases, contracts, agreements, instruments and other documents as the Collateral Agent may require;
     (ix) Such Lien Searches with respect to the New Borrowers and any other third parties as Collateral Agent shall require, the results thereof to be satisfactory to Collateral Agent;
     (x) The Budget and Projections (each updated to take into account contemplated Acquisitions) and historical financial statements of the New Borrowers, to the extent not previously delivered to the Collateral Agent;
     (xi) The Environmental Site Assessments for all owned Properties, the Environmental Questionnaires for all leased Properties (as required by Lenders) and similar diligence referenced to in Section 4.21 of the Credit Agreement, as amended hereby, to the extent not previously delivered;
     (xii) Certificates of insurance evidencing the insurance coverage and policy provisions required in the Credit Agreement, as amended hereby, for the New Borrowers;
     (xiii) The Collateral Agent’s receipt of an appraisal of each of the Stations owned or to be owned by the Borrowers, setting forth the current fair market value and Compressed Sale Value of such Station and otherwise satisfactory to Collateral Agent and Lenders; and
Second Amendment To Amended And Restated
Credit Agreement And Joinder Agreement- Page 16

     (xiv) Such other supporting documents and certificates as the Collateral Agent, the Administrative Agent, or the Lenders may reasonably request.
(b) Collateral Agent shall have received:
     (i) the favorable written opinion of general corporate counsel to the New Borrowers dated as of the date hereof, addressed to the Collateral Agent, the Administrative Agent, and Lenders and reasonably satisfactory to the Collateral Agent in scope and substance; and
     (ii) the favorable written opinion of special communications counsel to the Borrowers, dated as of the date hereof, addressed to the Collateral Agent, the Administrative Agent, and Lenders and reasonably satisfactory to the Collateral Agent, the Administrative Agent, in scope and substance.
     (c) The representations and warranties of each Borrower and its Affiliates set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct in all material respects on and as of the effective date of this Amendment and each Borrower shall have performed all obligations which were to have been performed by it hereunder prior to the effective date of this Amendment (unless waived by the Collateral Agent or the Required Lenders).
     (d) As of the effective date of this Amendment, and since the dates of those certain Projections attached as Schedule 4.17 to the Credit Agreement and other financial documents delivered to the Collateral Agent prior thereto, no event or circumstance shall have occurred which could reasonably be expected to have a Material Adverse Effect.
     (e) Collateral Agent shall have completed satisfactory reviews of Borrowers’ business plans and Projections, adjusted for the planned Acquisitions.
     (f) Borrowers shall have paid (i) to the Collateral Agent on or before the effective date of this Amendment (A) for the ratable account of each Revolving Credit Lender, a non-refundable fee in the amount of $55,000, and (B) for the ratable account of each Term Loan B Lender, a non-refundable fee in the amount of $95,000, (ii) all other fees owed to the Collateral Agent, the Administrative Agent, the Lenders and their respective Affiliates pursuant to the Credit Agreement, as amended hereby, and (iii) all legal fees and expenses of counsel to Agent and Lenders incurred through the date hereof.
     (g) All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Collateral Agent.
     16. Applicable Law.
     THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE LAWS OF THE STATE OF CALIFORNIA WITH RESPECT TO AGREEMENTS
Second Amendment To Amended And Restated
Credit Agreement And Joinder Agreement- Page 17

MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF CALIFORNIA AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.
17. Captions.
     The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
18. Legal Fees.
     The Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Collateral Agent, the Administrative Agent, and the Lenders in the drafting, negotiation and closing of the documents and transactions contemplated hereby, including the reasonable fees and disbursements of the Collateral Agent’s special counsel.
     19. Return of Replaced Notes.
     Each of the Lenders agrees to return to EBC each original note held by such Lender that is replaced by a Term Note or Revolving Credit Note delivered in connection with this Amendment., each such note to be marked “Replaced.”
     20. Counterparts.
     This Amendment may be executed by the parties hereto in counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.
*The Next Page is the Signature Page*
Second Amendment To Amended And Restated
Credit Agreement And Joinder Agreement- Page 18

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

NEW BORROWERS:

EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
EBC SYRACUSE, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
EBC BOISE, INC.
SKYPORT SERVICES, INC.

By:	/s/ James H. Hearnsberger

Name:	James H. Hearnsberger
Title:	Vice President of each

WELLS FARGO FOOTHILL, INC., as
Collateral Agent and Lender

By:	/s/ Dena Seki

Name:	Dena Seki
Title:	VP

SILVER POINT FINANCE, LLC, as
Administrative Agent

By:	/s/ Jeffrey A. Gelfand

Name:	Jeffrey A. Gelfand
Title:	Authorized Signatory
Second Amendment To Amended And Restated
Credit Agreement And Joinder Agreement- Page 19

ADDITIONAL LENDERS:

FIELD POINT I, LTD.

By:	/s/ Jeffrey A. Gelfand

Name:	Jeffrey A. Gelfand

Title:	Authorized Signatory

FIELD POINT II, LTD.

By:	/s/ Jeffrey A. Gelfand

Name:	Jeffrey A. Gelfand

Title:	Authorized signatory

SPF CDO I, LLC

By:	/s/ Jeffrey A. Gelfand

Name:	Jeffrey A. Gelfand

Title:	Authorized Signatory

Second Amendment To Amended And Restated
Credit Agreement And Joinder Agreement- Page 20

     Each of the undersigned Original Borrowers hereby consents to and accepts the foregoing Amendment and Joinder Agreement.

EQUITY BROADCASTING CORPORATION

By:	/s/ James H. Hearnsberger

Name:	James H. Hearnsberger
Title:	Executive Vice President

ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC POCATELLO, INC.
EBC SCOTTSBLUFF, INC.
EBC ST. LOUIS, INC.
FORT SMITH 46, INC.
HISPANIC NEWS NETWORK, INC.
LA GRANDE BROADCASTING, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
MONTGOMERY 22, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING, INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
SHAWNEE BROADCASTING, INC.

By:	/s/ James H. Hearnsberger

Name:	James H. Hearnsberger
Title:	Vice President of each
Second Amendment To Amended And Restated
Credit Agreement And Joinder Agreement- Page 21

TV 34, INC. VERNAL BROADCASTING, INC. WOODWARD BROADCASTING, INC. WYOMING CHANNEL 2, INC. EBC MINNEAPOLIS, INC. EBC DETROIT, INC. EBC BUFFALO, INC. EBC WATERLOO, INC.

By:	/s/ James H. Hearnsberger

Name:	James H. Hearnsberger
Title:	Vice President of each
Second Amendment To Amended And Restated
Credit Agreement And Joinder Agreement- Page 22

Exhibit B-1
TERM LOAN A SECURED PROMISSORY NOTE

Santa Monica, California
$	Dated as of July ___, 2005
     FOR VALUE RECEIVED, the undersigned (collectively, the “Borrowers” and individually, a “Borrower”), hereby jointly and severally promise to pay to [Lender] (the “Payee”), or to its order, the principal sum of [Term Loan A Commitment] or the aggregate unpaid principal amount of all advances made by the Payee to the Borrowers pursuant to Section 2.01 (c)(i) of that certain Second Amended and Restated Credit Agreement, dated as of June 29, 2004, as amended as of the date hereof, as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time hereafter (the “Credit Agreement”), by and among the Borrowers, the Payee, the other Lenders referred to therein and Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for the Lenders, and Wells Fargo Foothill, Inc., as Collateral Agent for the Lenders (with its successors and assigns in such capacity, the “Collateral Agent”), whichever amount is less, together with interest in arrears on any and all principal amounts outstanding and remaining unpaid hereunder from time to time from the date hereof until payment in full, payable on the dates and at the interest rate or rates specified in the Credit Agreement. Capitalized terms used in this Note without definition have the meanings assigned to them in the Credit Agreement.
     The aggregate principal amount outstanding hereunder shall be payable as provided in Section 2.04 of the Credit Agreement. This Note may be prepaid only in accordance with the terms and provisions of the Credit Agreement.
     All principal and interest hereunder are payable in lawful money of the United States of America to the Payee c/o the Collateral Agent at its address specified in the Credit Agreement in immediately available funds as provided in the Credit Agreement on the dates on which such payments shall become due. Payments of principal and interest hereunder which are not made by such dates may be made by debiting the deposit account(s), if any, in the names of the respective Borrower with the Collateral Agent. Each Borrower hereby irrevocably authorizes the Collateral Agent to so debit such deposit account(s).
     Subject to the terms and conditions of the Credit Agreement and all other instruments or agreements evidencing or securing the indebtedness hereunder, the Borrowers, for themselves and their respective legal representatives, to the extent they may lawfully do so, hereby expressly waive presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws, and consent that the Collateral Agent or the Lenders may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby to the extent provided in the Credit Agreement without in any way affecting the liability of the Borrowers.

     This Note is one of the “Term Notes A” referred to in, and is entitled to the benefits of, the Credit Agreement (including Schedules thereto) and all other instruments and agreements evidencing and/or securing the indebtedness hereunder, which Credit Agreement and other instruments and agreements are hereby made part of this Note and are deemed incorporated herein in full. The occurrence or existence of an Event of Default shall constitute a default under this Note and shall entitle the Payee to accelerate the entire indebtedness hereunder and to take such other action as may be provided for in the Credit Agreement or any other instrument or agreement evidencing and/or securing this Note, all in accordance with the terms of the Credit Agreement.
     All agreements between or among the Borrowers, the Collateral Agent and any Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which the Payee or any other Lender is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if, from any circumstances, the Payee or any other Lender should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between or among the Borrowers, the Collateral Agent, and each Lender.
     This Note and all transactions hereunder and/or evidenced herein shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in said State.
     If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Borrowers hereby jointly and severally agree to pay reasonable attorneys’ fees to the holder hereof together with reasonable costs and expenses of collection, including, without limitation, any such attorneys’ fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of any Borrower or any party (other than the Payee or any other Lender) to any instrument or agreement securing this Note.
     This Note shall become effective upon acceptance of this Note by the Collateral Agent on behalf of the Payee in Santa Monica, California. Borrowers hereby waive notice of acceptance hereof by Payee and Collateral Agent.
     This Note renews, amends, restates and replaces, but does not extinguish the indebtedness evidenced by, that certain Secured Promissory Note, dated as of June 29, 2004, in the original principal amount of $[Term Loan A Commitment], executed by certain of the Borrowers, payable to the order of [Lender].
     IN WITNESS WHEREOF, each Borrower has caused this Term Loan A Secured Promissory Note to be executed under seal by its duly authorized representative as of the date first above written.

EQUITY BROADCASTING CORPORATION
By:
Name: James H. Hearnsberger
Title: Executive Vice President

ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC ATLANTA, INC.
EBC BOISE, INC.
EBC BUFFALO, INC.
EBC DETROIT, INC.
EBC HARRISON, INC.
EBC KANSAS CITY, INC.
EBC LOS ANGELES, INC.
EBC MINNEAPOLIS, INC.
EBC PANAMA CITY, INC.
EBC POCATELLO, INC.
EBC PROVO, INC.
EBC SCOTTSBLUFF, INC.
EBC SEATTLE, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC ST. LOUIS, INC.
EBC SYRACUSE, INC.
EBC WATERLOO, INC.
FORT SMITH 46, INC.
HISPANIC NEWS NETWORK, INC.
LA GRANDE BROADCASTING, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.

By:
Name: James H. Hearnsberger
Title: Vice President of each

MONTGOMERY 22, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
NEVADA CHANNEL 6, INC.
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
SHAWNEE BROADCASTING, INC.
SKYPORT SERVICES, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
WYOMING CHANNEL 2, INC.

By:
Name: James H. Hearnsberger
Title: Vice President of each

STATE OF ARKANSAS
COUNTY OF PULASKI
     On July                     , 2005 before                     , a Notary Public, personally appeared James H. Hearnsberger, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the persons, or the entities upon behalf of which the person acted, executed the instrument.
     WITNESS my hand and official seal.

Notary Public
My Commission Expires:
[SEAL]

Exhibit B-2
TERM LOAN B SECURED PROMISSORY NOTE

Santa Monica, California
$	Dated as of July ___, 2005
     FOR VALUE RECEIVED, the undersigned (collectively, the “Borrowers” and individually, a “Borrower”), hereby jointly and severally promise to pay to [Lender] (the “Payee”), or to its order, the principal sum of [Lender’s Term Loan B Commitment] or the aggregate unpaid principal amount of all advances made by the Payee to the Borrowers pursuant to Section 2.01(c)(ii) of that certain Second Amended and Restated Credit Agreement, dated as of June 29, 2004, as amended as of the date hereof, as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time hereafter (the “Credit Agreement”), by and among the Borrowers, the Payee, the other Lenders referred to therein and Silver Point Finance, LLC, as Administrative Agent and Documentation Agent for the Lenders, and Wells Fargo Foothill, Inc., as Collateral Agent for the Lenders (with its successors and assigns in such capacity, the “Collateral Agent”), whichever amount is less, together with interest in arrears on any and all principal amounts outstanding and remaining unpaid hereunder from time to time from the date hereof until payment in full, payable on the dates and at the interest rate or rates specified in the Credit Agreement. Capitalized terms used in this Note without definition have the meanings assigned to them in the Credit Agreement.
     The aggregate principal amount outstanding hereunder shall be payable as provided in Section 2.04 of the Credit Agreement. This Note may be prepaid only in accordance with the terms and provisions of the Credit Agreement.
     All principal and interest hereunder are payable in lawful money of the United States of America to the Payee c/o the Collateral Agent at its address specified in the Credit Agreement in immediately available funds as provided in the Credit Agreement on the dates on which such payments shall become due. Payments of principal and interest hereunder which are not made by such dates may be made by debiting the deposit account(s), if any, in the names of the respective Borrower with the Collateral Agent. Each Borrower hereby irrevocably authorizes the Collateral Agent to so debit such deposit account(s).
     Subject to the terms and conditions of the Credit Agreement and all other instruments or agreements evidencing or securing the indebtedness hereunder, the Borrowers, for themselves and their respective legal representatives, to the extent they may lawfully do so, hereby expressly waive presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws, and consent that the Collateral Agent or the Lenders may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby to the extent provided in the Credit Agreement without in any way affecting the liability of the Borrowers.

     This Note is one of the “Term Notes B” referred to in, and is entitled to the benefits of, the Credit Agreement (including Schedules thereto) and all other instruments and agreements evidencing and/or securing the indebtedness hereunder, which Credit Agreement and other instruments and agreements are hereby made part of this Note and are deemed incorporated herein in full. The occurrence or existence of an Event of Default shall constitute a default under this Note and shall entitle the Payee to accelerate the entire indebtedness hereunder and to take such other action as may be provided for in the Credit Agreement or any other instrument or agreement evidencing and/or securing this Note, all in accordance with the terms of the Credit Agreement.
     All agreements between or among the Borrowers, the Collateral Agent and any Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which the Payee or any other Lender is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Credit Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if, from any circumstances, the Payee or any other Lender should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between or among the Borrowers, the Collateral Agent, and each Lender.
     This Note and all transactions hereunder and/or evidenced herein shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in said State.
     If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Borrowers hereby jointly and severally agree to pay reasonable attorneys’ fees to the holder hereof together with reasonable costs and expenses of collection, including, without limitation, any such attorneys’ fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of any Borrower or any party (other than the Payee or any other Lender) to any instrument or agreement securing this Note.
     This Note shall become effective upon acceptance of this Note by the Collateral Agent on behalf of the Payee in Santa Monica, California. Borrowers hereby waive notice of acceptance hereof by Payee and Collateral Agent.
[Signatures on Next Page]

     IN WITNESS WHEREOF, each Borrower has caused this Term Loan B Secured Promissory Note to be executed under seal by its duly authorized representative as of the date first above written.

EQUITY BROADCASTING CORPORATION By: Name: James H. Hearnsberger Title: Executive Vice President

ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC ATLANTA, INC.
EBC BOISE, INC.
EBC BUFFALO, INC.
EBC DETROIT, INC.
EBC HARRISON, INC.
EBC KANSAS CITY, INC.
EBC LOS ANGELES, INC.
EBC MINNEAPOLIS, INC.
EBC PANAMA CITY, INC.
EBC POCATELLO, INC.
EBC PROVO, INC.
EBC SCOTTSBLUFF, INC.
EBC SEATTLE, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC ST. LOUIS, INC.
EBC SYRACUSE, INC.
EBC WATERLOO, INC.
FORT SMITH 46, INC.
HISPANIC NEWS NETWORK, INC.
LA GRANDE BROADCASTING, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
MONTGOMERY 22, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING
CORPORATION
NEVADA CHANNEL 6, INC.

By: Name: James H. Hearnsberger Title: Vice President of each

PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
SHAWNEE BROADCASTING, INC.
SKYPORT SERVICES, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
WYOMING CHANNEL 2, INC.

By:
Name: James H. Hearnsberger
Title: Vice President of each

STATE OF ARKANSAS
COUNTY OF PULASKI
     On July                     , 2005 before                     , a Notary Public, personally appeared James H. Hearnsberger, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the persons, or the entities upon behalf of which the person acted, executed the instrument.
     WITNESS my hand and official seal.

Notary Public
My Commission Expires:
[SEAL]

Schedule 1.01
Original Borrowers
EQUITY BROADCASTING CORPORATION, an Arkansas corporation
EBC ST. LOUIS, INC., an Arkansas corporation
RIVER CITY BROADCASTING, INC., an Arkansas corporation
FORT SMITH 46, INC., a Nevada corporation
A&R Borrowers (Original Borrowers plus the following:)
LA GRANDE BROADCASTING, INC., an Arkansas corporation
LOGAN 12, INC., an Arkansas corporation
PRICE BROADCASTING, INC., a Nevada corporation
SHAWNEE BROADCASTING, INC., an Arkansas corporation
2ND A&R Borrowers
ARKANSAS 49, INC., an Arkansas corporation
BORGER BROADCASTING, INC., a Nevada corporation
DENVER BROADCASTING, INC., an Arkansas corporation
EBC BUFFALO, INC., an Arkansas corporation
EBC DETROIT, INC., an Arkansas corporation
EBC HARRISON, INC., an Arkansas corporation
EBC MINNEAPOLIS, INC., an Arkansas corporation
EBC PANAMA CITY, INC., an Arkansas corporation
EBC POCATELLO, INC., a Nevada corporation
EBC SCOTTSBLUFF, INC., an Arkansas corporation
HISPANIC NEWS NETWORK, INC., an Arkansas corporation
MARQUETTE BROADCASTING, INC., a Nevada corporation

MONTGOMERY 22, INC., an Arkansas corporation
NEVADA CHANNEL 3, INC., an Arkansas corporation
NEWMONT BROADCASTING CORPORATION, an Arkansas corporation
PULLMAN BROADCASTING, INC., an Arkansas corporation
REP PLUS, INC., an Arkansas corporation
ROSEBURG BROADCASTING, INC., a Nevada corporation
TV 34, INC., an Arkansas corporation
VERNAL BROADCASTING, INC., a Nevada corporation
WOODWARD BROADCASTING, INC., a Nevada corporation
WYOMING CHANNEL 2, INC., a Nevada corporation
2nd A&R Joinder Borrower
EBC WATERLOO, INC., an Arkansas corporation
New Borrowers
EBC ATLANTA, INC., an Arkansas corporation
EBC SEATTLE, INC., an Arkansas corporation
EBC KANSAS CITY, INC., an Arkansas corporation
EBC SYRACUSE, INC., an Arkansas corporation
NEVADA CHANNEL 6, INC., an Arkansas corporation
EBC PROVO, INC., an Arkansas corporation
EBC SOUTHWEST FLORIDA, INC., an Arkansas corporation
EBC LOS ANGELES, INC., an Arkansas corporation
EBC BOISE, INC., an Arkansas corporation
SKYPORT SERVICES, INC., an Arkansas corporation

Schedule 2.01
Allocation of Loans and Commitments

		Percentage
	Revolving	Revolving	Term Loan	Percentage	Term Loan	Percentage
	Credit	Credit	A	Term Loan A	B	Term Loan B
Lender	Commitment	Commitments	Commitment	Commitments	Commitment	Commitments
FIELD POINT I, LTD	$4,080,000	16%	$3,200,000	16%	$1,520,000	16%
FIELD POINT II, LTD.	$6,120,000	24%	$4,800,000	24%	$2,280,000	24%
SPF CDO I, LLC	$2,550,000	10%	$2,000,000	10%	$950,000	10%
WELLS FARGO FOOTHILL, INC	$12,750,000	50%	$10,000,000	50%	$4,750,000	50%

TOTAL	$25,500,000	100%	$20,000,000	100%	$9,500,000	100%

Schedule 2.17
Use of Proceeds
Revolving Credit Loans:
Borrower may use proceeds of Revolving Credit Loans solely for the purpose of (i) Acquisitions, (ii) repurchase Equity Securities from existing Equity Holders, (iii) capital expenditures and (iv) general corporate purposes.
Term Loans B:
Borrower may use proceeds of Term Loans B solely for the purpose of acquiring Station KUTH (Channel 32) licensed to Provo, Utah, or such other Station or Stations as may be approved by the Collateral Agent and Administrative Agent.

Schedule 4.02
Organization, Qualification, Etc.
Equity Broadcasting Corporation is an Arkansas, corporation and registered as a foreign corporation in Utah, Missouri, Nevada, Texas, Ohio, Oklahoma, Mississippi, California, New York and Alabama.
Arkansas 49, Inc., is an Arkansas corporation, and not registered as a foreign corporation in any other state.
Borger Broadcasting, Inc., is a Nevada corporation, and registered as a foreign corporation in Texas.
Central Arkansas Payroll Company, is an Arkansas corporation and is registered in multiple states.
Denver Broadcasting, Inc., is an Arkansas corporation, and registered as a foreign corporation in Colorado and Wyoming.
EBC Atlanta, Inc., is an Arkansas corporation, and is not registered as a foreign corporation in any other state.
EBC Boise, Inc., is an Arkansas corporation, and registered as a foreign corporation in Idaho.
EBC Buffalo, Inc., is an Arkansas corporation, and is registered as a foreign corporation in New York.
EBC Detroit, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Michigan.
EBC Harrison, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Missouri.
EBC Kansas City, Inc. is an Arkansas corporation, and is registered as a foreign corporation in Missouri and Kansas
EBC Los Angeles, Inc. is an Arkansas corporation, and is registered as a foreign corporation in California.
EBC Minneapolis, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Minnesota.
EBC Panama City, Inc., an Arkansas corporation, and is registered as a foreign corporation in Florida.
EBC Pocatello, Inc., is a Nevada corporation, and is registered as a foreign corporation in Idaho.

EBC Provo, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Utah.
EBC Scottsbluff, Inc., is an Arkansas corporation, and is not registered as a foreign corporation in any other state.
EBC Seattle, Inc. is an Arkansas corporation, and is not registered as a foreign corporation in any other state.
EBC Southwest Florida, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Florida.
EBC St. Louis, Inc., is an Arkansas corporation and registered as a foreign corporation in Missouri and Illinois
EBC Syracuse, Inc., is an Arkansas corporation, and is registered as a foreign corporation in New York.
EBC Waterloo, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Iowa.
Equity Insurance, Inc., is an Arkansas corporation, and is not registered as a foreign corporation in any other state.
Fort Smith 46, Inc., is a Nevada corporation and registered as a foreign corporation in Arkansas and Oklahoma.
H&H Properties I Limited Partnership is an Arkansas limited partnership.
Hispanic News Network, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Iowa.
La Grande Broadcasting, Inc., is an Arkansas corporation and is registered as a foreign corporation in Oregon.
Logan 12, Inc., is an Arkansas corporation and is registered as a foreign corporation in Utah.
Marquette Broadcasting, Inc., a Nevada corporation, and is registered as a foreign corporation in Michigan.
Montana Broadcasting Group, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Montana.
Montgomery 22, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Alabama.
Nevada Channel 3, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Nevada.

Nevada Channel 6, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Nevada.
Newmont Broadcasting Corporation, is an Arkansas corporation, and is registered as a foreign corporation in Vermont.
Price Broadcasting, Inc., is a Nevada corporation and is registered as a foreign corporation in Utah.
Pullman Broadcasting, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Washington and Idaho.
Rep Plus, Inc., is an Arkansas corporation, and is registered as a foreign corporation in New York and California.
River City Broadcasting, Inc., is an Arkansas corporation, and is not registered as a foreign corporation in any other state.
Roseburg Broadcasting, Inc., is a Nevada corporation, and is registered as a foreign corporation in Oregon.
Shawnee Broadcasting, Inc., is an Arkansas corporation and is registered as a foreign corporation in Oklahoma
Skyport Services, Inc. is an Arkansas corporation and is not registered as a foreign corporation in any other state.
TV 34, Inc., is an Arkansas corporation, and is registered as a foreign corporation in Missouri.
Vernal Broadcasting, Inc., is a Nevada corporation, and is not registered as a foreign corporation in any other state.
Woodward Broadcasting, Inc., is a Nevada corporation, and is registered as a foreign corporation in Oklahoma.
Wyoming Channel 2, Inc., is a Nevada corporation, and is registered as a foreign corporation in Wyoming.

INACTIVE SUBSIDIARIES
KLRA, Inc.
Marianna Broadcasting, Inc.
EBC Flagstaff, Inc.
EBC Wichita Falls, Inc.
EBC Mt. Vernon, Inc.
Kaleidoscope Affiliates of Las Vegas, LLC

Schedule 4.07
Licenses
Full Power Television
     EBC owns 100% of the stock of:
TV34, Inc., licensee of KWFT-TV, Facility ID 81593, Eureka Springs, AR (6/1/05) (license renewal application pending);
Arkansas 49, Inc., licensee of KYPX(TV), Facility ID 86534, Camden, AR (6/1/05) (license renewal application pending);
River City Broadcasting, Inc., licensee of KWBF(TV), Facility Id No. 37005, Little Rock, AR (6/1/05) (license renewal application pending);
Pullman Broadcasting, Inc., permittee of KQUP(TV), Facility ID 78921, Pullman, WA; (license application pending);
Nevada Channel 3, Inc., licensee of KEGS-TV, Facility ID 86201, Goldfield, NV (10/1/06);
La Grande Broadcasting, Inc., permittee of KPOU(TV), Facility ID 81447, LaGrande, OR (2/1/07);
Borger Broadcasting, Inc., permittee of KEYU(TV), Facility ID 83715, Elk City, OK (license application pending);
Montgomery 22, Inc., permittee of WBMM(TV), Facility ID 68427, Tuskegee, AL (license filed for);
Montana Broadcasting Group, Inc., which is the 100% owner of Montana License Sub, Inc., licensee of KBTZ(TV) Facility ID 81438, Butte, MT, KLMN(TV), Facility ID 81331, Great Falls, MT, and KMMF(TV) Facility ID 81348, Missoula, MT. (4/1/06)
Logan 12, Inc., licensee of KCBU(TV), Facility ID 69694, Logan, UT (10/1/06); Vernal Broadcasting, Inc., permittee of KBCJ(TV), Facility ID 83729,
Vernal, UT (Construction Permit tolled);
Denver Broadcasting, Inc., licensee of KDEV(TV), Facility ID 18287, Cheyenne, Wyoming (10/1/06);
Wyoming Channel 2, Inc., licensee of KTWO(TV), Facility ID 18286, Casper, Wyoming (10/1/06);
Marquette Broadcasting, Inc., licensee of WMQF(TV), Facility ID 81448, Marquette, Michigan (10/1/05) (license renewal application pending);
Roseburg Broadcasting, Inc., licensee of KTVC(TV), Facility ID 31437, Roseburg, Oregon (2/1/07);
Price Broadcasting, Inc., licensee of KUTF(TV), Facility ID 84277, Price, UT (10/1/06);
Woodward Broadcasting, Inc. permittee of KUOK(TV), Facility ID 86532,Woodward, Oklahoma. (license application pending)
EBC Scottsbluff, Inc., permittee of KTUW(TV), Facility ID 136747, Scottsbluff, NE. (permit expires 10/7/06)

EBC Panama City, Inc., licensee of WBIF(TV), Facility ID 81594, Marianna, Florida. (2/1/13);
EBC Harrison, Inc., licensee of KWBM(TV), Facility ID 78314, Harrison, AR (6/1/05) (license renewal application pending);
EBC Syracuse, Inc., licensee of WNYI(TV), Facility ID 34329, Ithaca, NY (6/1/07);
EBC Waterloo, Inc., licensee of KWWF(TV), Facility ID 81595, Waterloo, Iowa. (2/1/06);
EBC Buffalo, Inc., licensee of WNGS(TV), Facility ID 9088, Springville, New York,
Low Power Television
          EBC is the licensee or permittee of:

Call Sign	Facility ID	Community of License
K52IT	128960	Idaho Falls, ID
K59HG	131317	Amarillo, TX
KHTE-LP	57549	Little Rock, AR (license renewal pending)
KRRI-LP	60463	Reno, NV
KWBM-CA	48514	Springfield, MO
W16CD	128958	Walnut Ridge, AR
W62DG	131320	Columbus, GA
W63DB	129169	Williston, FL
WJXF-LP	26252	Jackson, MS (license renewal pending)
WJMF-LP	26253	Jackson, MS (license renewal pending)
K28II	127927	Idaho Falls, ID
W56EJ	129987	Wiliston, FL
W59DY	130076	Dothan, AL
K38IP	131310	Amarillo, TX
K54JS	128368	Idaho Falls, ID
K54JF	128368	Idaho Falls, ID
K16FZ	131403	Cedar City, UT
K69IS	131070	Idaho Falls, ID
K64GJ	127214	Lawton, OK
KOUN-LP	125091	Lawton, OK
K54HF	125134	Lawton, OK
K68GK	130391	Wichita Falls, TX
K36GZ	125062	Wichita Falls, TX
W64FX	131262	Twin Falls, ID
EBC is the 100% parent of Arkansas 49, Inc., licensee/permittee of the following (all expire on 6/1/05)

Call Sign	Facility ID	Community of License
K54GT	12929	Searcy, AR (license renewal pending)
KKYK-CA	57545	Little Rock, AR (license renewal pending)
KTVV-LP(CA)	57547	Hot Springs, AR (license renewal pending)
KWBK-LP	39151	Pine Bluff, AR (license renewal pending)

EBC is the 100% parent of Ft. Smith 46, Inc., licensee of the following (all expire on 6/1/05):

Call Sign	Facility ID	Community of License
KFDF-CA	52418	Ft. Smith, AR (Class A) (license renewal pending)
KPBI-CA	52429	Ft. Smith, AR (Class A) (license renewal pending)
KRAH-CA	52423	Paris, AR (Class A) (license renewal pending)
KRBF(CA)	52424	Hindsville, AR (Class A) (license renewal pending)
KSJF-CA	52425	Poteau, OK (Class A)
KFFS-CA	52430	Fayetteville, AR (Class A) (license renewal pending)
KJBW-CA	52419	Springdale, AR (Class A) (license renewal pending)
KBBL-CA	52426	Winslow, AR (Class A) (license renewal pending)
KKAF-CA	52432	Siloam Springs, AR (Class A) (license renewal pending)
KHMF-CA	52420	Bentonville, AR (Class A) (license renewal pending)
KXUN-LP	14386	Fort Smith, AR (license renewal pending)
K66FM	14383	Fort Smith, AR (license renewal pending)
K32GH	14384	Fort Smith, AR (license renewal pending)
KEGW-LP	48534	Fayetteville, AR (license renewal pending)
     EBC is the 100% parent of Logan 12, Inc., licensee of KUBX-LP, Facility ID 70919, Salt Lake City, UT. (10/1/06)
     EBC is the 100% parent of EBC Los Angeles, Inc., licensee of KIMG-LP, Facility ID 12732 (12/1/06)
     EBC is the 100% parent of Borger Broadcasting, Inc., licensee of KEYU-LP, Facility ID 130905, Amarillo, TX (8/01/06) and KAMT-LP, Facility ID 47363, Amarillo, TX (8/1/06)
     EBC is the 100% parent of Denver Broadcasting, Inc., the licensee of KDEV-LP(CA), Facility ID 29455, Aurora, CO. (4/1/06)
     EBC is the 100% parent of EBC Pocatello, Inc., licensee of KUNP-LP, Facility ID 28231, Pocatello, ID. (10/1/06)
     EBC is the 100% parent of Pullman Broadcasting, Inc., licensee of KQUP-LP, Facility ID 15635, Coeurd’Alene, ID. (10/1/06)
     EBC is the 100% parent of LaGrande Broadcasting, Inc., licensee of KPOU-LP, Facility ID 34882, Salem, Oregon. (2/1/07)
     EBC is the 100% parent of Little Rock TV-14, LLC, licensee of KHUG-LP, Facility ID 57546, Little Rock, AR. (6/1/05) (license renewal pending)
     EBC is the 100% parent of Montana Broadcasting Group, Inc., licensee of KEXI-LP, Facility ID 40102, Kalispell, MT. (4/1/06) which is the 100% parent of Montana License Sub,

Inc., licensee of KBTZ-LP, Facility ID 17328, Bozeman, MT, and KMMF-LP, Facility ID 30457, Kalispell, MT. (4/1/06)
     EBC is the 100% parent of Nevada Channel 3, Inc., licensee of KELM-LP, Facility ID 27416, Reno, NV, and KTVY-LP, Facility ID 12731, Las Vegas, NV. (10/1/06)
     EBC is the 100% parent of Nevada Channel 6, Inc., licensee of KNBX-CA, Facility ID 33819, Las Vegas, NV (10/1/06).
     EBC is the 100% parent of Woodward Broadcasting, Inc., licensee of KUOK-CA, Facility ID 15873, Norman, Oklahoma, KCHM-LP, Facility ID 14885, Oklahoma City, OK, KUTU-CA, Facility ID 31369, Tulsa, Oklahoma, and KOKT-LP(CA), Facility ID 72568 Sulphur, OK.
     EBC is the 100% parent of EBC St Louis, Inc., licensee of K58DP, Facility ID 6692 Seattle, WA (2/1/2007), K07UI, Facility ID 69799, Minneapolis, MN (4/1/2006) and WDAH-CA, Facility ID 17541, Atlanta, GA (4/1/2013)
     EBC is the 100% parent of EBC Panama City, Inc., licensee of WSLF-LP, Facility ID Port St. Lucie, FL. (2/1/13)
     EBC is the 100% parent of EBC Boise, Inc., licensee of KUNS-LP, Boise, ID, Facility ID 52445 (10/1/06)
     EBC is the 100% parent of EBC Southwest Florida, Inc., licensee of WUVF-CA, Naples, FL, Facility ID 71138; WLZE-LP, Ft. Myers, FL, Facility ID 41376; and WTLE-LP, Ft. Myers, FL, Facility ID 36967.
     EBC is the 100% parent of EBC Kansas City, Inc., licensee of KUKC-LP, Kansas City, MO, Facility ID 67838 (2/1/06)
     EBC is the 100% parent of EBC Detroit, Inc., licensee of WUDT-CA, Detroit, MI, Facility ID 70421 (10/1/05) (license renewal pending).
     EBC is the 100% parent of EBC Minneapolis, Inc., licensee of WUMN-CA, Minneapolis, MN, Facility ID 64505 (4/1/06)
     EBC is the 100% parent of Roseburg Broadcasting, Inc., licensee of KAMK-LP, Facility ID 24009, Eugene, Oregon. (2/1/07)
     EBC is the 100% parent of Price Broadcasting, Inc., licensee of K45GX, Facility ID 72485 Salt Lake City, UT. (10/1/06)
     EBC is the 100% parent of Wyoming Channel 2, Inc., licensee of the following (all expire on 10/1/06):

Call Sign	Facility ID	Community of License
K08AA	74253	Wyodak, WY
K12IS	39254	Lusk, WY
K13NZ	60259	Shoshoni, WY
K21CV K22CI	18288 18289	Rawlins, WY Lander, WY
K35CV	18290	Shoshoni, WY
K55BL	18291	Sheridan, WY
K56BT	18292	Jackson, WY
K61DX	18294	Laramie, WY
K69DD	18293	Bondurant, WY
     EBC is the 100% parent of TV34, Inc., licensee of the following (all expire on 6/1/05 and license applications remain pending):

Call Sign	Facility ID	Community of License
KUFS-LP	58281	Ft. Smith, AR (license renewal pending)
KNJE-LP	48533	Aurora, MO
KWFT-LP	58282	Ft. Smith, AR (license renewal pending)
K52FJ	58284	Ft. Smith, AR (license renewal pending)
K48FL	14387	Ft. Smith, AR (license renewal pending)
K58FB	23892	Ft. Smith, AR (license renewal pending)
     EBC is the 100% parent of Newmont Broadcasting Corporation, licensee of the following:

Call Sign	Facility ID	Community of License
W61CE	18019	Rutland, VT
WBVT-CA	48412	Burlington, VT
W36CP	51863	Newport, VT
W52CD	48411	St. Albans, VT
W54CV	48410	Barre,VT
W55CZ	60548	Waterville Valley, NH
WGMU-CA	20588	Burlington, VT
W19BR(CA)	30187	Monkton, VT
W49BI	30186	Ellenburg, NY
W17CI	48413	Claremont, NH
     ADDITIONAL DESCRIPTION OF PENDING MODIFICATIONS/APPLICATIONS
1.	KKYK-CA, Little Rock, Arkansas — The license application filed on December 27, 2002, requesting authority to license KKYK-LP as a Class A facility remains pending at the Commission. BLTTA-20021227ABA.

2.	KQUP(TV), Pullman, Washington — An application requesting authority to build out KQUP(TV) as a digital-only television station was filed on September 3, 2003, and amended on June 14, 2004, and remains pending before the FCC. BMPCDT-20030903AAQ.

3.	KAMK-LP, Eugene, Oregon — A displacement application requesting authority to make minor modifications to KAMK-LP, including a change in the operating channel from 53 to 49, was filed on January 22, 2004, and remains pending before the Commission. See BPTTL-20040122AAA.

4.	KBCJ(TV), Vernal, Utah — An application requesting authority to make a minor modification to the KBCJ authorized analog facilities, BPCT-19960919KG, including a change in the transmitter site and a reduction in the effective radiated power, was filed on October 4, 2000, remains pending before the FCC. BMPCT-20001004AEE. A petition for rulemaking requesting authority to amend the TV Table of Allotments to specify Santanquin, Utah as the community of license for KBCJ was filed and remains pending at the FCC, tolling the construction permit expiration date for the station.

5.	KBBL-CA, Winslow, Arkansas — An application requesting authority to authorize the Class A licensed operations for KBBL-CA on Channel 31, as well as a change in the transmitter site, was filed on August 29, 2003, and remains pending before the FCC. See BPTTA-20030829BDQ.

6.	KHTE-LP, Little Rock, Arkansas — An application requesting authority to license the KHTE-LP facilities for Class A operations, covering the facilities authorized in BPTTL-2010323ABB, was filed on July 12, 2001, see BLTTA-20010712ADO, and remains pending before the FCC.

7.	WNGS(TV), Springville, NY — An application requesting authority for a construction permit for the WNGS digital facilities was filed on November 1, 1999, see BPCDT-19991101AKN, and remains pending before the Commission.

8.	KPOU(TV), La Grande, Oregon — An application requesting authority to license the analog facilities for KPOU(TV), La Grande, Oregon, was filed on December 21, 2001, as amended on October 21, 2003, to specify revised operating constants, and remains pending before the FCC. BLCT-20011221AAN. KPOU continues to operate pursuant to program test authority.

9.	KWBF(TV), Little Rock, Arkansas — An application requesting authority to authorize the digital facilities for KWBF(TV), Little Rock, Arkansas, on Channel 43, BPCDT-20000501AJG, as amended to specify operations on Channel 44, BMPCDT- 20030418ABA, remains pending before the FCC.

10.	KJBW-CA, Springdale, Arkansas — An application requesting authority to make minor modifications to the KJBW-CA authorized facilities, see BPTVA-20040309AAA,

including a change in the antenna pattern, was filed on March 9, 2004 and remains pending before the FCC.

11.	An application was filed requesting authority to assign KBTZ(TV), Butte, Montana; KLMN(TV), Great Falls, Montana; and KMMF(TV), Missoula, Montana to MMBG License, LLC, was filed on January 19, 2005 and remains pending BALCT-20050119ADJ et seq.

12.	An application to assign KTWO(TV), Casper, Wyoming to Silverton Broadcasting Company, LLC, BALCT-20050510AAZ, was filed with the Commission on May 10 and remains pending.

13.	KWFT(TV), Eureka Springs, Arkansas — An application requesting authority to license the modified facilities specified in BMPCT-20040902ABL, was filed on January 25, 2005, see BLCT-20050124AFT, and remains pending.

14.	KTVC(TV), Roseburg, Oregon — An application requesting authority to extend the STA to allow the station to operate with minimal digital facilities was filed on April 30, 2005, and remains pending.

15.	KUTF(TV), Price, Utah — An application requesting authority to modify the facilities to specify analog operations was filed on April 8, 2005, see BPCT-20050408AAK, and remains pending.

16.	KUOK(TV), Woodward, Oklahoma — An application requesting authority to license the analog facilities for KUOK(TV) was filed on February 24, 2005, and remains pending before the FCC. BLCT-20050224ABS. KUOK continues to operate pursuant to program test authority.

17.	KPOU-LP, Salem, Oregon — An application requesting authority to modify the facilities for KPOU-LP, specifying a new site, was filed on May 3, 2005, and remains pending. BMPTTL-20050503AAU.

18.	WSLF-LP, Port St. Lucie, Florida — A displacement application requesting authority to modify the facilities for WSLF-LP, including a change in the Channel to 44 and a new antenna, location, was filed on May 3, 2005, and remains pending. BPTTL-20050503AAG.

19.	WTLE-LP, Ft. Myers, Florida — An application requesting authority to modify the facilities for WTLE-LP , including a relocation of the antenna, was filed on March 5, 2003, and remains pending. BMPTTL-20030305AAR.

20.	W61CE, Rutland, Vermont — An application requesting authority to license the W61CE displacement facilities on Channel 35 as Class A facilities was filed on July 12, 2001, and remains pending. BLTTA-20010712ADH.

21.	WBVT-CA, Burlington, Vermont — A displacement application requesting authority to modify the facilities to specify operation on Channel 20 at a new site was filed on March 10, 2004, and remains pending. BMJPTTA-20040310ACX.

22.	W55CZ, Waterville Valley, New Hampshire — An application requesting authority to modify the facilities to specify operation on Channel 28 at a new site was filed on March 18, 2004, and remains pending. BMPTTL-20040318AAR.

23.	W49BI, Ellenburg, New York — An application requesting authority to modify the facilities to increase the ERP from the current site was filed on April 6, 2004, and remains pending. BPTTL-20040406ACM.

24.	K58DP, Seattle, Washington —An application requesting authority to assign K58DP from EBC St. Louis, Inc. to EBC Seattle, Inc. see BALTTL-20050701AAP, has been filed with the the FCC but not yet granted. An application requesting authority to make modifications to the facilities, BPTTL-20030221AAF, including among other changes a relocation of the tower site, was filed by the previous licensee and remains pending.

25.	K07UI, Minneapolis, Minnesota — An application requesting authority to assign K07UI from EBC St. Louis, Inc. to EBC Minneapolis, Inc., see BALTVA-20050701AAL, has been filed with the FCC but not yet granted.

26.	WDAH-CA, Atlanta, Georgia — An application requesting authority to assign WDAH-CA from EBC St. Louis, Inc. to EBC Atlanta, Inc., see BALTTA-20050701AAG, has been filed with the FCC but not yet granted. An application requesting authority to make modifications to the facilities, BPTTA-20040107AMV, including among other changes a relocation of the tower site and increase in the ERP, was filed by the previous licensee and remains pending.

27.	KUTH(TV), Provo, Utah — An agreement has been reached for the planned assignment of KUTH(TV), Facility ID 81451, Provo, Utah, from Univision Television Group, Inc. to EBC Provo, Inc., but nothing has yet been executed and an application has not yet been filed with the FCC.

28.	WNYI(TV), Syracuse, NY — A Petition for Rulemaking was filed on behalf of EBC Buffalo, Inc., with the FCC on August 6, 2004, requesting authority to permanently amend the DTV and Analog Television Tables of Allotments, by deleting analog Channel 52 and specifying permanent WNYI operations on digital Channel 46, which remains pending before the Commission.

29.	WTLE-LP, Fort Myers, FL — An application requesting authority to modify a construction permit, BMPTTL-20030405AAR, was filed by a previous licensee and remains pending even though the underlying construction permit application BPTTL-JG0601AL has since been licensed.

Schedule 4.09
Title to Properties; Conditions of Properties; Proprietary Rights
TITLE TO PROPERTIES, CONDITIONS OF PROPERTIES;
PROPRIETARY RIGHTS, ETC.

REAL PROPERTY FEE OWNERSHIP
H&H Properties I Limited Partnership of which EBC owns 99.37%. EBC leases part of this building as it main office building in Little Rock. The property is mortgaged to One Bank and Trust Co.
EBC Harrison, Inc. owns All of Lots 1 and 2 The Oaks Subdivision Block “A” as per recorded plat thereof recorded in Plat C-649, Taney County Recorders Office.
EBC Buffalo, Inc. owns part of Lot 46, Township 5 Range 6 of the Holland Land Company’s survey on Dutch Hill Road, Cattaraugus County, State of New York (Note: the deed to this property should be completed in the next few weeks.)
REAL PROPERTY AND OPERATING LEASES
The following leases have been assigned to and assumed by or entered into by Arkansas 49, Inc.:
1. El Dorado, Arkansas tower lease between American Tower Corporation and Arkansas 49, Inc. commencing on September 23, 2003 for five years. Beginning lease payments of $3,000 per month.
2. Pine Bluff, AR site lease between Seark Radio, Inc. and assumed by Arkansas 49, Inc. from Equity Broadcasting Corporation, dated July 7, 2000 for five years. Rent in monthly amount of $500.00.
3. Channel 63, Hot Springs, AR Radio Tower Lease by and between Arkansas 49, Inc. and C & W Communications, Inc., commencing on February 1, 2003 for one year. Rent in monthly amount of $750.00.
4. KKYK-LP Antenna lease between Signal Media Corporation, as licensor and Las Vegas Media, LLC, as assigned to Arkansas 49, Inc., as licensee, dated November 1995 for and extended until June 30, 2006. Rent in the amount of $3000 per month.
5. KWBF-LP Antenna Site Lease in Benton, AR by and between Samuel Bridges and Arkansas 49, Inc. commencing on May 15, 2003 for five years. Rent in the amount of $600 for 1st year, increasing by 30% per year thereafter.

The following leases have been assigned to and assumed by or entered into by Borger Broadcasting, Inc.
1.	Lease by and between F&A Realty Amarillo, LTD. and Borger Broadcasting, Inc., dated April 16, 2004 for Amarillo office. Lease expires April 30, 2011.

2.	Lease Agreement by and between American Tower L.P. and Borger Broadcasting, Inc. dated February 27, 2004 for KEYU transmission site. Lease for ten year period.
The following leases have been assigned to and assumed by or entered into by Denver Broadcasting, Inc.:
1.	Tower Site license agreement between Pinnacle Towers, Inc. and Denver Broadcasting, Inc. for $2,000 per month expiring April 1, 2009.

2.	Site Agreement between Echo Properties, Inc. and Denver Broadcasting, Inc. for a tower site near Denver. Expires December 1, 2005 at $2,000/month.

3.	Lease Agreement between Wyoming Channel 2, Inc., as assumed by Denver Broadcasting, Inc. and Wyomedia, Inc. for a digital tower site. Expires July 1, 2007 at $656/month

4.	License Agreement WY0001 between Spectrasite Broadcast Towers, Inc., as lessor, and Wyoming Channel 2, Inc., as lessee, as assigned to Denver Broadcasting, Inc. for Tower #25 in Cheyenne, WY. Lease expires November 1, 2011 at $3,000 per month.
The following leases have been assigned to and assumed by or entered into by EBC Boise, Inc:
1.	Tower Site Lease Agreement, by and between Fisher Broadcasting-Idaho TV, LLC and EBC Boise, Inc., dated October 19, 2004.
The following leases have been assigned to and assumed by or entered into by EBC Detroit, Inc.
1.	Tower Site License Agreement, dated November 16, 2004 by and between CBS Broadcasting, Inc. and EBC Detroit, Inc. The lease is for a five year term beginning at $4,900/month.

2.	Lease, dated February 1, 2005, by and between 5600 New King SPE LLC and EBC Detroit, Inc. for office space for 36 months at rentals beginning at $l,504.75/month.

The following leases have been assigned to and assumed by or entered into by EBC Harrison, Inc.
1.	Lease Agreement by and between Westport Management, LLC and EBC Harrison, Inc., dated November 24, 2004 for the Springfield office space, expiring on November 30,2006 at $750/month.

2.	Land Lease Agreement, dated March 10, 1999, by and between Rick and Ronda Turner and R.S. Communications, Limited Partnership, and assumed by EBC Harrison, Inc., as amended for $13,200/year and expiring March 24, 2098.
The following leases have been assigned to and assumed by or entered into by EBC Kansas City, Inc.
1.	Lease Agreement, dated March 4, 2005 by and between 2001 C1 Real Estate LLC and EBC Kansas City, Inc. for a sixty three month office lease at rents beginning at $2,934.67.
The following leases have been assigned to and assumed by or entered into by EBC Los Angeles, Inc.:
1.	License Agreement, dated July 21, 1998, by and between American Tower Systems, L.P. and Affiliate Media Network, L.L.C. as assigned to and assumed by EBC Los Angeles, Inc.
The following leases have been assigned to and assumed by or entered into by EBC Minneapolis, Inc.
1.	Lumber Exchange Building Office Lease, dated, December 17, 2004, by and between Lumber, LLC and EBC Minneapolis, Inc. for a forty month term beginning at $2,663.36/month.

2.	Telecommunications Terminal Site Access Users Agreement, dated January 19, 2005, for tower space on top of the Campbell Mithum Building for a five year period for a beginning rent of $3,100/month.

3.	Telecommunications Terminal Site Access Agreement, dated May 30, 1991, between Broadcast Services Inc. and Ronald A. Kniffen, assigned to North Central LP TV, Inc. on June 15, 1995, subsequently Ventana Television, Inc. on November 9, 2001, subsequently assigned to Word of God Fellowship, Inc., dba as Daystar Television Network, on May 30, 2003, subsequently assigned to EBC St. Louis, Inc.
The following leases have been assigned to and assumed by or entered into by EBC Panama City, Inc.

1.	License Agreement by and between Pinnacle Towers, Inc. and Marianna Broadcasting, Inc. as assigned to and assumed by EBC Panama City, Inc. at a monthly rental beginning at $ 6,000 per month for a ten year term commencing January 1, 2002.

2.	Commercial Lease, dated May 13, 2005, by and between Jail Bonds Bonding, Inc. and EBC Panama City, Inc. for office space. Rent of $1,200 per month for a three month term with a twelve month option to renew.
The following leases have been assigned to and assumed by or entered into by EBC Pocatello, Inc.
1.	Facilities Lease, dated October 13, 2004, by and between Clark Radio Electronics, Inc. and EBC Pocatello, Inc. for a five year tower lease at $l,000/month.
The following leases have been assigned to and assumed by or entered into by EBC Seattle, Inc.
1.	Telecommunications Terminal Site Access Agreement, dated October 21, 1997, between Broadcast Services, Inc. and Breckenridge Broadcasting Company, Inc. (Columbia Seafirst Center, Seattle, WA)
The following leases have been assigned to and assumed by or entered into by EBC Southwest Florida, Inc.
1.	Lease Agreement, dated February 1, 2005, by and between Christa Carr, Lisa Hager, April Cottrell and Jesse Clarke, as Lessor and EBC Southwest Florida, Inc., as Lessee, for a three year office lease beginning February 15, 2005 at $l,629.33/month.

2.	Antenna Lease Agreement, dated January 30, 2003 by and between Glenn T. McKeever and Tiger Eye Broadcasting Corp as assumed by EBC Southwest Florida, Inc. for a five year term ending on January 31, 2008 at $557/month.

3.	Super Towers, Inc. — Bonita Tower License Agreement, dated April 1, 2002 by and between Super Towers, Inc. and Tiger Eye Broadcasting for a five year term ending on October 31, 2007 with two five year options beginning at $2,000/month.

4.	License Agreement, dated December 8, 2004, by and between American Towers, Inc. and EBC Southwest Florida, Inc.
The following leases have been assigned to and assumed by or entered into by EBC Syracuse, Inc.

1.	Lease Agreement, dated November 1, 2002 by and between Harold A. Fish, Jr. — Tower Talk of Ithaca and B&C Communications, LLC as subsequently assigned to EBC Syracuse, Inc. for a five year tower lease for $750/month.
The following leases have been assigned to and assumed by or entered into by Fort Smith 46, Inc.:
1.	Fort Smith office lease, dated December 1, 2004 and expiring November 30, 2007 by and between Fort Smith 46, Inc. and Arkansas Media, LLC Current lease rate of $3,000.00 per month. (main office)

2.	Springdale sales office lease, dated April 30, 2001, by and between Sitton Properties, LLC and Fort Smith 46, Inc. for ten years beginning June 1, 2002. Rents of $3,600 (Springdale sales office). Sitton Properties, LLC has assigned its interest to Albert Moretti.

3.	KPBI Channel 46 and KFDF Channels 10 and 32 — Tower Lease Agreement (Vista tower), dated April 18, 1995, by and between Westark Towers, Inc., now American Tower, as lessor, and Pharis Broadcasting, Inc., as assumed by Fort Smith 46, Inc., as lessee, for space on its Mount Vista, Van Buren, AR tower. Ten year lease beginning at $1,175.00 per month plus electricity with payment beginning May 1, 1995 as modified in an Addendum executed July 14, 1995.

4.	Channel 59 — Tower Space Lease Agreement (Mt. Cavanal tower), dated February 1, 2000 by and between Clark Communications, Inc. and assigned to AAT Communications, as lessor, and Pharis Broadcasting, Inc., as lessee, as assumed by Fort Smith 46, Inc., for space on its Mt. Cavanal, Poteau, Oklahoma tower. Five year lease at $370.00 per month with payments beginning February 1, 2000.

5.	Channel 53 — Tower Space Lease Agreement (Mt. Magazine tower), dated February 1, 2000 by and between Clark Communications, Inc. and assigned to AAT Communications, as lessor, and Pharis Broadcasting, Inc., as lessee, as assumed by Fort Smith 46, Inc. for space on its Mt. Magazine, Paris, Arkansas tower. Five year lease at $370.00 per month with payments beginning February 1, 2000

6.	Channel 9 (Winslow tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. Rent of $1,628.00.

7.	Channel 4 (Johnson I tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. Rent of $840.00.

8.	Channel 14 (Bentonville II tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. Rent of $840.00.

9.	Channel 33 (Siloam Springs tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. Rent of $568.00.

10.	Channel 59 (Hindsville tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. Rent of $475.00.

11.	Channel 49 (Salisaw, OK) tower lease between Hash Communications, LLC, and Fort Smith 46, Inc., commencing August 7, 2003 for five years. Lease payments of $500 per month.

12.	Channel 18 (Poteau, OK) tower license agreement between Hash Communications, LLC and Fort Smith 46, Inc., commencing August 7, 2003 for a term of five years. Lease payments of $500 per month.

13.	Channel 52 (Clarksville) tower license agreement between Hash Communications, LLC and Fort Smith 46, Inc., commencing August 7, 2003 for a term of five years. Lease payments of $500 per month.

14.	Channel 64 (Johnson II tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. Rent of $875.00.

15.	Channel 36 (Johnson I tower)- Tower Space Lease Agreement by and between Clark Communications, Inc. and Fort Smith 46, Inc. dated June 1, 2003 expiring June 1, 2004 with automatic annual renewals unless terminated by Lessee upon 60 days notice. Rent of $915.00.
The following leases have been assigned to and assumed by or entered into by Hispanic News Network, Inc.:
1. Davenport office lease as assumed by Hispanic News Network, Inc. from Independent News Network, Inc., as lessor, with Investment Leasing Corporation, as lessor, varied expiration dates to 2009.
The following leases have been assigned to and assumed by or entered into by La Grande Broadcasting, Inc.:

1.	Communications Site Agreement (Site/Tower/Building Space Lease), dated December 1, 2001, between Oregon Public Broadcasting, lessor, and La Grande Broadcasting, Inc., lessee, for 5 years beginning December 1, 2001. Annual rent of $28,118, payable monthly ($2,343.20), subject to 5% increases, commencing December 1, 2002.

2.	Master Site Agreement by and between Northwest Antenna Site Services, Inc. and Multipoint Communications or Oregon, Inc. as assigned to American Tower L.P. as Lessor and LaGrande Broadcasting, Inc. as Assignee, beginning March 1, 1997 for $474/month.

3.	Contract by and between Blue Mountain Translator District and LaGrande Broadcasting, Inc. dated, April 22, 2005, beginning May 1, 2005 for one year at $800/year.
The following leases have been assigned to and assumed by or entered into by Logan 12, Inc.:
1. Lease and Access Agreement, dated June 6, 2000, between Windmill Land and Stock Company, as owner, and Logan 12, Inc., as lessee, for 15 years, with option to extend for two additional 15-year terms. Covers land in Box Elder County, Utah. Annual rent of $4,500 during initial term, $8,000 for first renewal term and $10,000 for second renewal term.
2. Office Lease, dated October 15, 2004 by and between Parkside Salt Lake Corporation and Logan 12, Inc. and Price Broadcasting, Inc. for 98 months with a monthly rental beginning at $6,361.
3. Space and Service Lease and Agreement, dated October 1, 2002, between Questar InfoComm, Inc., as lessor, and Logan 12, Inc., as lessee/customer, for KUBX covering building and circuits, for initial term of 5 years, with automatic annual renewals thereafter. Initial monthly rental of $2,462 (aggregate).
4. Lease Agreement, dated January 27, 2005, by and between Citicasters Co. and Logan 12, Inc. for tower space. Initial term of 2 years at $500/month with two five year option periods.
The following leases have been assigned to and assumed by or entered into by Marquette Broadcasting, Inc.:
1. Marquette, Michigan, WMQF antenna lease between Marquette Broadcasting, Inc. and Great Lakes Radio, Inc., commencing February 25, 2001 for a 20-year term. The rent is $2000 monthly for 1st year with CPI increases thereafter.
2. Lease Agreement dated January 1, 2004 by and between Iron Bay Computer and Design, Inc. and Marquette Broadcasting, Inc. for office space at $424.95 per month on a month-to-month basis.

The following leases have been assigned to and assumed by or entered into by Montgomery 22, Inc.:
1. Tuskeegee, Alabama tower and transmitter facility lease between Montgomery 22, Inc. and Robert H. Pickett, Jr., Ronald E. Pickett and Patricia P. Hicks dated July 1, 2002, with a twenty year term plus options. Initial rents of $5,000 per year.
2. Tuskeegee, Alabama Service Agreement for operations of WBMM between Montgomery 22, Inc. and Ronald E. Pickett commencing July 22, 2002 on a monthly basis. Monthly compensation is $600.
The following leases have been assigned to and assumed by or entered into by Nevada Channel 3, Inc.:
1.	Service Agreement dated June 22, 2004 by and between DRITV, Inc. and Nevada Channel 3, Inc. for office space and other services. This trade arrangement is perpetually cancelable upon 90 days notice by either party.

2.	Tonapah, Nevada site lease for KNBX between Nevada Channel 3 Inc. and Terry Payne, commencing March 15, 2002 on a month-to-month basis. Rent is $650 per month.

3.	Reno, Nevada tower lease between Equity Broadcasting Corporation, as assumed by Nevada Channel 3, Inc., as lessee, and American Tower, L.P. with an expiration of August 30, 2008. Monthly rent is $519.99.

4.	KTVY-LP, tower lease, as assumed by Nevada Channel 3, Inc., with Tower Management for $1,234 per month.
The following leases have been assigned to and assumed by or entered into by Nevada Channel 6, Inc.
1.	Lease Agreement, dated May 1, 2003 and modified on September 1, 2004 by and between Journal Broadcast Corporation and Equity Broadcasting Corporation for a tower lease through April 30, 2006 at $l,500/month.
The following leases have been assigned to and assumed by or entered into by Newmont Broadcasting Corporation.
1.	Lease Agreement, dated July 17, 2003, by and between Bluewater Realty, LLC and Newmont Broadcasting Corporation for the Burlington office. Lease is $594/month on a month to month term with an option to convert to a 36 month term.

2.	License Agreement by and between American Towers, Inc. and Newmont Broadcasting Corporation for tower space. The lease term is ten years at $l,000/month.

3.	License Agreement, dated July 1, 2004, between Vermont ETV, Inc. and Newmont Broadcasting Corporation. This tower lease commenced July 1, 2004 and expires on June 30, 2009 for $785/month.

4.	License Agreement, dated May 1, 2005, between Vermont ETV, Inc. and Newmont Broadcasting Corporation. This tower lease commenced May 1, 2005 and expires on June 30, 2009 for $l,121/month.

5.	Lease Agreement by and between WBVT Television, as assumed by Newmont Broadcasting Corporation and North Country Repeaters on a month to month term at $350/month. A new lease is being negotiated.

6.	Lease Agreement by and between Pinewood Manor, Inc. as assigned to AFB, LLC and New York Network, LLC and assumed by Newmont Broadcasting Corporation for $l,000/month. A new lease is being negotiated.
The following leases have been assigned to and assumed by or entered into by Price Broadcasting, Inc.:
1. Lease Agreement, dated June 28, 2002, between American Towers, Inc., as lessor, and Price Broadcasting, Inc., as lessee, for five years for a tower site in Helper, Utah. Monthly rent of $3,500.
2. Space Lease and Service Agreement, dated October 7, 2002, to be effective as of August 1, 2002, between Questar InfoComm, Inc., as lessor, and Price Broadcasting, Inc. (assignee of R&D Media Group, Inc.), as lessee/customer, covering building and circuits, for initial term of 5 years, with automatic annual renewals thereafter. Initial monthly rental of $950 (aggregate) and $1,954, as amended.
The following leases have been assigned to and assumed by or entered into by Pullman Broadcasting, Inc.:
1. Office lease for KQUP, Spokane, Washington between Pullman Broadcasting, Inc. and The Spokane Club, commencing on September 1, 2003 for a term of 3 years. Rent of $1,150.00 per month.
2. Site Lease on Idaho Blossom Mountain for KQUP with Switzer Communications, Inc. for Coeur ‘d Alene tower site, assumed June 1, 2000 for five years. Monthly rent of $300.00 per month.
3. Tower site agreement on Kamiak Butte Mountain, Pullman, Washington between Pullman Broadcasting, Inc. and Palouse Country, Inc. commencing upon FCC approval for a term of two years. Rent beginning at $2,800 per month.
The following operating leases have been assigned to and assumed by or entered into by River City Broadcasting, Inc.:

1.	Antenna License Agreement (Shinall Mountain KWBF tower site), dated May 1997 by and between Signal Media of Arkansas, Inc., as Licensor and Channel 42 of Little Rock, Inc, as Licensee, as assumed by River City Broadcasting, Inc. expires 6/30/2006 at $3,000/month.

2.	Basic Lease Agreement (Sales Office), dated June 21, 2004 by and between Flake and Kelley Commercial and River City Broadcasting, Inc. for three years beginning August 1, 2004 at $2,050 per month.
The following leases have been assigned to and assumed by or entered into by Roseburg Broadcasting, Inc.:
1. Roseburg, Oregon transmitter site lease by and between Roseburg Broadcasting, Inc. and South West Oregon TV Broadcasting Corp, commencing on September 2, 2002 on a month-to-month basis. Rent of $1,000 monthly.
2. Eugene, Oregon site lease by and between Roseburg Broadcasting, inc. and James D. Silke, commencing on January 11, 1993 and extended to January 11, 2008. Monthly rent of $349.00.
3. Joint Sales Agreement dated August 19, 2002 by and between Roseburg Broadcasting, Inc. and Fisher Broadcasting — Oregon TV, LLC for office space for KTVC at no additional cost.
The following leases have been assigned to and assumed by or entered into by TV 34, Inc.:
1. K34EN site lease between TV 34, Inc. and Hash Communications, LLC commencing July 31, 2000 for a term of five years. Rent is $1200 monthly.
2. Aurora, Missouri tower site lease between TV 34, Inc. and Magic Circle Radio, Inc., commencing on December 1, 2003 for a two year term. Rent is $9000 annually.
The following leases have been assigned to and assumed by or entered into by Woodward Broadcasting, Inc.
1.	Commercial Lease Multi-Tenant lease, dated November 29, 2004, by and between THB/Quadrum, LLC and Woodward Broadcasting, Inc. for office space in Oklahoma City for thirty six months at rents beginning at $2,092.

2.	Service Agreement, dated February 1, 2005, by and between Woodward Broadcasting, Inc. and Brooke and Douglas Williams d/b/a Omni Media Group, Inc. for office space and other services on a month to month basis at $3,500/month.

3.	Antenna Site Lease, dated October 26, 2000, by and between Pinnacle Towers, Inc. and Tiger Eye Broadcasting, as assigned to and assumed by

Woodward Broadcasting, Inc. for tower space for a thirty six month term with three automatic five year renewals at $l,144/month for KCHM.

4.	Standard Lease, by and between Garnett Crossing, LLC and Woodard Broadcasting, Inc. commencing on April 1, 2005 for a sixty three month period at beginning rents of $l,378/month for a Tulsa office lease.
Roof Space Lease, dated December 1, 1995, by and between Bank Tower Limited Partnership as successor to Fourth National Associates Limited Partnership and Woodward Broadcasting, Inc. as successor to Kaleidoscope Affiliates, LLC for a tower space lease expiring on October 31, 2007 at rents beginning at $993.04.
The following leases have been assigned to and assumed by or entered into by Wyoming Channel 2, Inc.:
1.	License Agreement WY0002 between Spectrasite Broadcast Towers, Inc. and Wyoming Channel 2, Inc. for Tower #22 at Birthday Lode Claim near Casper, WY. Lease expires November 1, 2011 at $3,000 per month.

2.	License Agreement WY0003 between Spectrasite Broadcast Towers, Inc. and Wyoming Channel 2, Inc. for Tower #24 near Casper, WY. Lease expires November 1, 2011 at $1 per month.

3.	Jackson translator site — Lease Agreement between Jackson Hole Mountain Resort Corporation and Wyoming Channel 2, Inc., dated September 2, 2002. Rent is $5,400 annually, perpetually.

4.	Beacon Hill Translator Site-USDA Forest Service $2,508 annually

5.	Copper Mtn translator Site-Rocky Mtn Oilfield, $800 annually

6.	Copper Mtn access fee-William D. Thoren $1,000 annually

7.	Gillette translator site-Action Page $800 annually

8.	Sheridan translator site-Office of State Lands $840 annually

9.	Sheridan access fee-S.K. Johnston $840 annually

10.	Pinedale site — Bureau of Land Management $120 annually

11.	Pinedale access fee-R.M. Miller Livestock $800 annually

12.	Rawlins site- Bureau of Land Management $120 annually

13.	Riverton site-Bureau of Land Management $120 annually

14.	Riverton access fee-Bureau of Indian Affairs $600 annually

15.	State of Wyoming-Capital Building Office space $3,129 annually

16.	Lease Agreement, dated June 28, 2002 by and between Wyomedia, Inc. and Wyoming Channel 2, Inc. for five years at $500 per month for Casper digital tower site.
INTELLECTUAL PROPERTY:
Arkansas 49, Inc. — KYPX, KKYK-CA, KWBK-LP, KTVV-CA
Borger Broadcasting, Inc. — KEYU, KEYU-LP, KAMT-LP
Denver Broadcasting, Inc. — KKTU, KDEV-LP
EBC Atlanta, Inc. — WDAH/WYGA
EBC Boise, Inc. — KUNS-LP
EBC Buffalo, Inc.— WNGS
EBC Detroit, Inc. — WUDT-CA
EBC Harrison, Inc. — KWBM
EBC Kansas City, Inc. —KUKC-LP
EBC Los Angeles, Inc. —KIMG-LP
EBC Minneapolis, Inc. — WUMN-CA,WTMS-CA
EBC Panama City, Inc. — WBIF
EBC Pocatello, Inc. — KUNP-LP
EBC Scottsbluff, Inc. — KTUW
EBC Seattle, Inc. — KUSE-LP
EBC Southwest Florida, Inc. —WTLE-LP,WUVF-CA,WLZE-LP
EBC Syracuse, Inc. —WNYI
EBC Waterloo, Inc. — KWWF
Fort Smith 46, Inc. — KPBI-CA,WHMF-CAWJBW-CA,KKAF-CA,KRAH-CA,
KSJF-CA,KRBF-CA,KEGW-LP,KBBL-CA,KXUN-LP,K66FM,K48FL,K52FJ,
K32GH,KFDF-CA,KFFS-CA,KUFS-CA
La Grande Broadcasting, Inc. — KPOU, KPOU-LP
Little Rock TV-14, LLC — KHUG-CA
Logan 12, Inc. — KCBU, KUBX-CA
Marquette Broadcasting, Inc. — WMQF
Montgomery 22, Inc. — WBMM
Nevada Channel 3, Inc. —KEGS, KELM-LP, KEGS-CA
Nevada Channel 6, Inc. —KBNY,KNBX
Newmont Broadcasting Corporation — WGMU-CA, W61CE,
WBVT-CA,W36CP,W52CD)W54CV,W55CZ,W19BR,W49BI,W17CI
Price Broadcasting, Inc. — KUTF, K68FY
Pullman Broadcasting, Inc. — WQUP, WQUP-LP
River City Broadcasting, Inc. — KWBF
Roseburg Broadcasting, Inc. — KTVC, KAMK-LP
TV 34, Inc. — KWFT,KWFT-LP
Vernal Broadcasting, Inc. — KBCJ
Woodward Broadcasting, Inc. —KUOK, KUOK-CA,KCHM-CA,KOKT-CA,KUTU-CA

Wyoming Channel 2, Inc. – KTWO
Hispanic News Network, Inc. – INN
Rep Plus, Inc.

Trademarks:
LICK
Domain Names:

arkansasfox.com lick1063.com
arkansaspax.com lptv.com
arkansastwisters.com	rep-plus.com
arkansasupn.com	riverblades.com
arkansaswb.com	shopequityonline.com
ebcorp.net	univision-arkansas.com
equitybroadcasting.com	univision-oregon.com
equitysports.com	wb42.com
fox-17.com	wb42thefrog.com
hispanicnetworks.com	wbif.net
hispanicnewsnetwork.com	wbvt-tv.com
hot965.com	wmqf.com
kdre-fm.com	wpxs13.com
klot25.com	k2tv.com
Klra.com	ktv.net
kpou.com	ktvc24.com
kqok.net	kuth12.com
kqup.com	kwbs.com
kypx.com	univision-amarillo.com

Schedule 4.10
Interests in Other Businesses
Schedule 4.10
INTERESTS IN OTHER BUSINESSES

(All 100% owned unless noted)

ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
CENTRAL ARKANSAS PAYROLL COMPANY
DENVER BROADCASTING, INC.
EBC ATLANTA, INC.
EBC BOISE, INC.
EBC BUFFALO, INC.
EBC DETROIT, INC.
EBC FLAGSTAFF, INC.
EBC HARRISON, INC.
EBC KANSAS CITY, INC.
EBC LOS ANGELES, INC.
EBC MINNEAPOLIS, INC.
EBC MOUNT VERNON, INC.
EBC PANAMA CITY, INC.
EBC POCATELLO, INC.
EBC PROVO, INC.
EBC SCOTTSBLUFF, INC.
EBC SEATTLE, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC ST. LOUIS, INC.
EBC SYRACUSE, INC.
EBC WATERLOO, INC.
EBC WICHITA FALLS, INC.
EQUITY INSURANCE, INC.
FORT SMITH 46, INC.
HISPANIC NEWS NETWORK, INC.
KALEIDOSCOPE AFFILIATES OF LAS VEGAS, LLC
KLRA,INC.
LA GRANDE BROADCASTING, INC.
LITTLE ROCK TV-14, LLC (50%)
LOGAN 12, INC.
MARIANNA BROADCASTING, INC.
MARQUETTE BROADCASTING, INC.
MONTANA BROADCASTING GROUP, INC.
MONTANA LICENSE SUB, INC.
MONTGOMERY 22, INC.
NEVADA CHANNEL 3, INC.
NEVADA CHANNEL 6, INC.
NEWMONT BROADCASTING CORPORATION

PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
SHAWNEE BROADCASTING, INC.
SPINNER NETWORK SYSTEMS, LLC (20%)
SKYPORT SERVICES, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
WYOMING CHANNEL 2, INC.
Arena Football H Sports Teams ARKANSAS TWISTERS, INC. (49%)
Office Building — General Limited Partner of H&H PROPERTIES I LIMITED PARTNERSHIP (99.37%)

Schedule 4.16
Material Agreements
MATERIAL AGREEMENTS
1. Management Agreement, dated June 1, 1998 between Equity Broadcasting Corporation, Kaleidoscope Affiliates, LLC, Kaleidoscope Radio, LLC, KKYK-Channel 22, Inc., and Arkansas Media, LLC;
2. Services Agreement, dated May 30, 2002, between EBC and EBC St. Louis, Inc.;
3. Services Agreement, dated November 27, 2002, between EBC and River City Broadcasting, Inc.;
4. Services Agreement, dated November 27, 2002, between EBC and Fort Smith 46, Inc.
5. Services Agreement, dated August 15, 2003, between EBC and Shawnee Broadcasting, Inc.
6. Services Agreement, dated August 15, 2003, between EBC and La Grande Broadcasting, Inc.
7. Services Agreement, dated August 15, 2003, between EBC and Logan 12, Inc.
8. Services Agreement, dated August 15, 2003, between EBC and Price Broadcasting, Inc.
9. Services Agreement, dated June 21, 2004, between EBC and Arkansas 49, Inc.
10. Services Agreement, dated June 21, 2004, between EBC and Borger Broadcasting, Inc.
11. Services Agreement, dated June 21, 2004, between EBC and Denver Broadcasting, Inc.
12. Services Agreement, dated June 21, 2004, between EBC and EBC Buffalo, Inc.
13. Services Agreement, dated June 21, 2004, between EBC and EBC Detroit, Inc.
13. Services Agreement, dated June 21, 2004, between EBC and EBC Harrison, Inc.
14. Services Agreement, dated June 21, 2004, between EBC and EBC Minneapolis, Inc.

15. Services Agreement, dated June 21, 2004, between EBC and EBC Pocatello, Inc.
16. Services Agreement, dated June 21, 2004, between EBC and EBC Scottsbluff, Inc.
17. Services Agreement, dated June 21, 2004, between EBC and EBC Panama City, Inc.
18. Services Agreement, dated June 21, 2004, between EBC and Marquette Broadcasting, Inc.
19. Services Agreement, dated June 21, 2004, between EBC and Montgomery 22, Inc.
20. Services Agreement, dated June 21, 2004, between EBC and Nevada Channel 3, Inc.
21. Services Agreement, dated June 21, 2004, between EBC and Newmont Broadcasting, Inc.
22. Services Agreement, dated June 21, 2004, between EBC and Pullman Broadcasting, Inc.
23. Services Agreement, dated June 21, 2004, between EBC and Roseburg Broadcasting, Inc.
24. Services Agreement, dated June 21, 2004, between EBC and TV 34, Inc.
25. Services Agreement, dated June 21, 2004, between EBC and Vernal Broadcasting, Inc.
26. Services Agreement, dated June 21, 2004, between EBC and Woodward Broadcasting, Inc.
27. Services Agreement, dated June 21, 2004, between EBC and Wyoming Channel 2, Inc.
28. Fox affiliation agreement between Fox Broadcasting Company and Fort Smith 46, Inc. (KPBI), dated July 29, 2002. Expires June 30, 2005.
29. WB affiliation agreement between The WB Television Network and River City Broadcasting, Inc. (KWBF), dated November 11, 1999. Expires September 19, 2003. Extended to September 18, 2005.
30. Telefutura affiliation agreement between Telefutura Network and Price Broadcasting, Inc. (KUTF), dated May 28, 2002. Expires May 31, 2004.

31. Univision affiliation agreement between Univision Network Limited Partnership and Logan 12, Inc. (KUTH), dated May 28, 2002. Expires May 31, 2004.
32. Univision affiliation agreement between Univision Network Limited Partnership and La Grande Broadcasting, Inc. (KPOU), dated November 15, 2004. Expires June 23, 2014.
33. WB affiliation agreement between The WB Television Network and EBC Harrison, Inc. (KWBM), dated February 21, 2001. Expires February 21, 2006.
34. Fox affiliation agreement between Fox Broadcasting Corporation and Marquette Broadcasting, In, (WMQF), dated January 8, 2003. Expires June 30, 2005.
35. Daystar affiliation agreement between Daystar Television Network, and Montgomery 22, Inc. (WBMM), dated October 1, 2004. Expires September 20, 2007.
36. UPN affiliation agreement between The United Paramount Network and Roseburg Broadcasting, Inc. (KTVC), dated May 1, 2002. Expires September 1, 2007.
37. WB affiliation agreement between The WB Television and TV 34, Inc. (KWFT), dated January 1, 2005. Expires August 31, 2009.
38. ABC affiliation agreement between American Broadcasting Companies, Inc. and Wyoming Channel 2, Inc. (KTWO), dated February 13, 2003. Expires December 31, 2006.
39. ABC affiliation agreement between American Broadcasting Companies, Inc. and Wyoming Channel 2, Inc. (KKTU), dated February 13, 2003. Expires December 31, 2006.
40. Univision affiliation agreement between Univision Network Limited Partnership and Arkansas Media, LLC., dated November 15, 2004 and expires June 23, 2014. EBC operates KLRA under an LMA agreement with Arkansas Media, LLC.
41. UPN affiliation agreement between The United Paramount Network and Pullman Broadcasting, Inc. (KQUP), dated March 5, 2002. Expires August 31, 2007.
42. UPN affiliation agreement between The United Paramount Network and Fort Smith 46, Inc. (KFDF), dated December 13, 2001. Expires August 25, 2007.
43. UPN affiliation agreement between UPN and EBC Panama City, Inc. (WBIF), dated October 4, 2004. Expires October 3, 2009.
44. UPN affiliation agreement between The United Paramount Network and Newmont Broadcasting, Inc. (WGMU-CA), dated May 5, 2005 and expires April 4, 2009.

45. UPN affiliation agreement between EBC Waterloo, Inc. (KWWF) and UPN dated September 13, 2004 and expires August 31, 2009.
46. ImaginAsian TV Primary Television Affiliation Agreement by and between ImaginAsian Entertainment, Inc. and Denver Broadcasting, Inc. (KKTU-DT) dated May 4, 2004 and expiring on July 31, 2009 with one five year renewal period.
47. ImaginAsian TV Primary Television Affiliation Agreement by and between ImaginAsian Entertainment, Inc. and Nevada Channel 3, Inc. (KTVY), Inc. dated May 4, 2004 and expiring on July 31, 2009 with one five year renewal period.
48. Univision affiliation agreement between Univision Network Limited Partnership and Borger Broadcasting, Inc., dated November 15, 2004 and expires June 23, 2014 for KEYU, Borger, TX and KAMT-LP, Amarillo, TX.
49. Telefutura affiliation agreement between Telefutura and EBC Boise, Inc., (KUNS-LP) dated April 1, 2005 and expiring on June 23, 2014.
50. America’ Collectible Network air time agreement between America’s Collectible Network and EBC Buffalo, Inc. (WNGS), dated September 1, 2004 and expiring on August 1, 2005.
51. Univision affiliation agreement between Univision Network Limited Partnership and EBC Detroit, Inc., (WUDT-LP) dated November 15, 2004 and expires June 23, 2014.
52. Univision affiliation agreement between Univision Network Limited Partnership and EBC Kansas City, Inc., (KUKC-LP) dated November 15, 2004 and expires June 23, 2014.
53. Univision affiliation agreement between Univision Network Limited Partnership and EBC Minneapolis, Inc., (WUMN-LP) dated November 15, 2004 and expires June 23, 2014.
54. Univision affiliation agreement between Univision Network Limited Partnership and EBC Southwest Florida, Inc., (WUVF-LP) dated November 15, 2004 and expires June 23, 2014.
55. Telefutura affiliation agreement between Telefutura and EBC Southwest Florida, Inc., (WTLE-LP) dated November 15, 2004 and expires June 23, 2014.
56. Telefutura affiliation agreement between Telefutura and EBC Southwest Florida, Inc., (WLZE-CA) dated November 15, 2004 and expires June 23, 2014.

57. Univision affiliation agreement between Univision Network Limited Partnership and EBC Syracuse, Inc., (WNYI-LP) dated November 15, 2004 and expires June 23, 2014.
58. Univision affiliation agreement between Univision Network Limited Partnership and Fort Smith 46, Inc., (KXUN-LP) dated November 15, 2004 and expires June 23, 2014.
59. Univision affiliation agreement between Univision Network Limited Partnership and Woodward Broadcasting, Inc., (KUOK/ KUOK-CA / KOKT-CA/ KUTU-CA) dated November 15, 2004 and expires June 23, 2014.
60. Services Agreement, dated July 8, 2005, between EBC and EBC Kansas City, Inc.
61. Services Agreement, dated July 8, 2005, between EBC and EBC Syracuse, Inc.
62. Services Agreement, dated July 8, 2005, between EBC and EBC Southwest Florida, Inc..
63. Services Agreement, dated July 8, 2005, between EBC and Nevada Channel 6, Inc.
64. Services Agreement, dated July 8, 2005, between EBC and EBC Atlanta, Inc.
65. Services Agreement, dated July 8, 2005, between EBC and EBC Seattle, Inc.
66. Services Agreement, dated July 8, 2005, between EBC and EBC Provo, Inc.
67. Services Agreement, dated July 8, 2005, between EBC and EBC Boise, Inc.
68. Services Agreement, dated July 8, 2005, between EBC and EBC Los Angeles, Inc.
69. Services Agreement, dated July 8, 2005, between EBC and Skyport Services, Inc.

Schedule 4.19
Capitalization

Shares Outstanding
(All 100% owned unless noted)	All Owned by EBC
ARKANSAS 49, INC.	100
BORGER BROADCASTING, INC.	100
CENTRAL ARKANSAS PAYROLL COMPANY	300
DENVER BROADCASTING, INC.	1000
EBC ATLANTA, INC.	1000
EBC BOISE, INC.	1000
EBC BUFFALO, INC.	1000
EBC DETROIT, INC.	1000
EBC FLAGSTAFF, INC.	100
EBC HARRISON, INC.	1000
EBC KANSAS CITY, INC.	1000
EBC LOS ANGELES, INC.	1000
EBC MINNEAPOLIS, INC.	1000
EBC MOUNT VERNON, INC.	100
EBC PANAMA CITY, INC.	1000
EBC POCATELLO, INC.	100
EBC PROVO, INC.	1000
EBC SCOTTSBLUFF, INC.	100
EBC SEATTLE, INC.	1000
EBC SOUTHWEST FLORIDA, INC.	1000
EBC ST. LOUIS, INC.	100
EBC SYRACUSE, INC.	1000
EBC WATERLOO, INC.	1000
EBC WICHITA FALLS, INC.	1000
EQUITY BROADCASTING CORPORATION	(See below)
EQUITY INSURANCE, INC.	100
FORT SMITH 46, INC.	100
HISPANIC NEWS NETWORK, INC.	1000
KALEIDOSCOPE AFFILIATES OF LAS VEGAS, LLC	100%
KLRA. INC.	1000
LA GRANDE BROADCASTING, INC.	100
LITTLE ROCK TV-14, LLC	50%
LOGAN 12, INC.	100
MARIANNA BROADCASTING, INC.	100
MARQUETTE BROADCASTING, INC.	100
MONTANA BROADCASTING GROUP, INC.	100
MONTANA LICENSE SUB, INC.	100
MONTGOMERY 22, INC.	100
NEVADA CHANNEL 3, INC.	100
NEVADA CHANNEL 6, INC.	1000
NEWMONT BROADCASTING CORP.	100
PRICE BROADCASTING, INC.	100
PULLMAN BROADCASTING INC.	100
REP PLUS, INC.	100
RIVER CITY BROADCASTING, INC.	100

Shares Outstanding
(All 100% owned unless noted)	All Owned by EBC
ROSEBURG BROADCASTING, INC.	100
SHAWNEE BROADCASTING, INC.	100
SKYPORT SERVICES, INC.	1000
SPINNER NETWORK SYSTEMS, LLC	33.33%
TV 34, INC.	100
VERNAL BROADCASTING, INC.	100
WOODWARD BROADCASTING, INC.	100
WYOMING CHANNEL 2, INC.	100
ARKANSAS TWISTERS, INC.	49%
Office Building — General and Limited Partner of H&H Properties I LIMITED PARTNERSHIP General and Limited Partner	99.37% of Partnership
Note: Stock ownership in EBC on separate schedule previously provided. EBC owns other corporations all of which have no assets, are inactive or are in the process of being dissolved. EBC has granted options to certain employees to acquire shares of EBC.

Schedule 5.06
Acquisition to be taken into account in determination of EBITDA
Station KUTH (Channel 32) licensed to Provo, Utah
Dispositions to be taken into account in determination of EBITDA
The following assets of Equity Broadcasting Corporation:
Construction Permit or License for Kailua, Hawaii
Construction Permit or License for Vernal, Utah
Any or all assets of any of the following Subsidiaries of Equity Broadcasting Corporation:
EBC St. Louis, Inc. — 6105 (Q205)
EBC Panama City, Inc.
Marquette Broadcasting, Inc.
Montana Broadcasting Group, Inc.
Montgomery 22, Inc.
Newmont Broadcasting Corporation
Price Broadcasting, Inc.
Vernal Broadcasting, Inc.

Schedule 7.01
INDEBTEDNESS

Lender/Lessor	Loan# Loan Date	Repayment terms	Mo. Pymt	Balance
Equity Broadcasting

Regions Bank 400 West Capital Avenue Little Rock, AR 72201	52037839003 06/03/02	Monthly payments of interest accruing at 5.75% with all outstanding principal and accrued interest due on 6/05/05. Secured by Keithley tower.	2,700.00	146,266.05

Bank of Little Rock 200 North State Street Little Rock, AR 72201	516138 01/17/03	Monthly installments of $3,556.83 including interest at 7.00% until January, 2006 when the remaining principal and interest is due; secured by satellite truck.	3,556.83	23,671.71

Bank of Little Rock 200 North State Street Little Rock, AR 72201	525980 6/11/04	Monthly installments of $4,631.82 including interest at 7.00% until July, 2007 when the remaining principal and interest is due; secured by computer equipment.	4,631.82	99,098.66

Bankcorp South	126519 11/24/2003	Monthly installments of $486.19 including interest of at 6.25% with an 11/2008 balloon.	486.19	17,887.33

Wells Fargo Foothill, Inc.		Term & Revolving Line, Secured by various assets.		35,000,000.00

GMAC		Monthly installments of $982.73 until June 2008. Secured by an automobile.	982.73	34,395.55

Arkansas 49, Inc.

Bank of Little Rock 200 North State Street Little Rock, AR 72201	LOC 515106 11/18/03	Mondily interest only payments at 6.75% balance due on 11/18/05 Line of Credit.	3,556.83	695,234.64

TV 34, Inc.

One Bank 300 West Capital Little Rock, AR 72201	LOC 171572 5/15/04	Monthly interest payments at 6.50%, due 5/15/05, secured by stock pledge and equipment. LOC Guaranteed by EBC.		739,088.90

Fort Smith 46, Inc.

Pharis Broadcasting 523 Garrison Avenue, Ste. 201 Fort Smith, AR 72901	1/4/2001	Monthly installment of $3,117.24 including interest at 8.00% until December 31,2008 when the remaining principal and interest is due. Noncompete Secured by satellite truck.	3,117.24	87,041.99

EBC Waterloo. Inc.

Valley Bank Davenport, Iowa	9/7/2004	Interest only for 18 months at 5.25% and then 60 monthly payments at prime plus 1.25% and a balloon.		2,000,000.00

Lender/Lessor	Loan# Loan Date	Repayment terms	Mo. Pymt	Balance
Denver Broadcasting, Inc./Hispanic News Network, Inc.

Valley Bank Davenport, Iowa	133402 12/20/03	Interest only for 18 months at 5.25% and then 60 monthly payments at prime plus 1.25% and a balloon.		6,000,000.00

Montana Broadcasting Group, Inc.

Max Media	8/15/2003	Due upon closing of sale of Montana stations to Max Media with offset against purchase price.		1,087,500.00

Woodward Broadcasting, Inc.

Bank of Little Rock 200 North State Street Little Rock, AR 72201				41,928.44

H&H Properties I. Ltd Partnership One Bank 300 West Capital Little Rock, AR 72201	11/2004	Monthly installments of $13,320.00 beginning 12/1/04 at 6.5% interest Secured by office building.	13,320.00	1,770,568.06

CAPITAL LEASES

Equity Broadcasting Corp.

Kyocera Mita 1961 Hirst Drive Moberly, MO 65270	9012772212 1/1/2003	Monthly payments of $2,132.50 at 7.75% until December 2007, secured by copiers and faxes.	2,132.50	54,244.13

Montana Broadcasting Group, Inc.

Radio Dealers Leasing 212 North State Street Waseca, MN 56093	506893 4/11/2001	Monthly rentals of $880.57 including interest at 14% until 3/02/06. Secured by broadcast equipment.	880.57	7,595.04

Santa Barbara Bank & Trust P.O. Box 1199 Santa Barbara, CA 93102-1199	002-0007195-001 5/1/2001	Monthly payments of $1,169 including interest at 15% until 4/1/06. Secured by broadcast equipment.	1,169.00	9,874.41
Balances are as of May 31, 2005.

Second Amendment Schedule
Borrower and Collateral Exceptions
1. Person controlled by EBC or in which EBC owns a majority interest that are not Borrowers under the Credit Agreement:
Central Arkansas Payroll Company, an Arkansas corporation
EBC Flagstaff, Inc.
EBC Mount Vernon, Inc.
Equity Insurance, Inc., an Arkansas corporation
Kaleidoscope Affiliates of Las Vegas, LLC
KLRA. Inc.
Little Rock TV-14, LLC
Marianna Broadcasting, Inc.
Montana License Sub, Inc.
H&H Properties I Limited Partnership
2. Persons in which EBC has an ownership interest with respect to which such ownership interest is not subject to a security interest in favor of the Collateral Agent:
None
3. Broadcasting Licenses owned by EBC not subject to a security interest in favor of the Collateral Agent:
None
4. Assets owned by Borrowers not subject to a security interest in favor of the Collateral Agent:
5. Deposit Accounts maintained by Borrowers not subject to a control agreement: